Exhibit 4.1

CNH EQUIPMENT TRUST 2023-A

INDENTURE

between

CNH EQUIPMENT TRUST 2023-A

and

CITIBANK, N.A., as Indenture Trustee

Dated as of April 1, 2023

TABLE OF CONTENTS

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APPENDIX

APPENDIX A	Definitions

EXHIBITS

EXHIBIT A-1	Form of A-1 Notes

EXHIBIT A-2	Form of A-2 Notes

EXHIBIT A-3	Form of A-3 Notes

EXHIBIT A-4	Form of A-4 Notes

EXHIBIT B	Form of Section 3.9 Officer’s Certificate

SCHEDULES

SCHEDULE P	Perfection Representations & Warranties

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INDENTURE dated as of April 1, 2023 between CNH EQUIPMENT TRUST 2023-A, a Delaware statutory trust (the “Issuing Entity”), and CITIBANK, N.A., a national banking association (“Citibank”), as trustee and not in its individual capacity (the “Indenture Trustee”).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuing Entity’s 5.425% Class A-1 Asset Backed Notes (each an “A-1 Note”), 5.34% Class A-2 Asset Backed Notes (each an “A-2 Note”), 4.81% Class A-3 Asset Backed Notes (each an “A-3 Note”), 4.77% Class A-4 Asset Backed Notes (each an “A-4 Note” and together with the A-1 Notes, the A-2 Notes and the A-3 Notes, the “Notes”).

GRANTING CLAUSE

The Issuing Entity hereby Grants to Citibank at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes, all of the Issuing Entity’s right, title and interest in, to and under the following, whether now existing or hereafter arising or acquired (collectively, the “Collateral”):

(a)       the Receivables, including all documents constituting chattel paper included therewith, and all obligations of the Obligors thereunder, including all monies paid thereunder on or after the Cutoff Date;

(b)       the security interests in the Financed Equipment granted by Obligors pursuant to the Receivables and any other interest of the Issuing Entity in the Financed Equipment;

(c)       any proceeds with respect to the Receivables from claims on insurance policies covering Financed Equipment or Obligors (to the extent not used to purchase Substitute Equipment);

(d)       any proceeds from recourse to Dealers with respect to the Receivables;

(e)        any Financed Equipment that shall have secured a Receivable and that shall have been acquired by or on behalf of the Trust;

(f)       all funds on deposit from time to time in the Trust Accounts, including the Spread Account Deposit, and all investments and proceeds thereof (including all income thereon);

(g)       the Sale and Servicing Agreement (including all rights of the Seller under the Purchase Agreement assigned to the Issuing Entity pursuant to the Sale and Servicing Agreement);

(h)       [Reserved]; and

(i)        all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds (to the extent not used to purchase Substitute Equipment), condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of any and all of the foregoing.

The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Class A Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with this Indenture.

Citibank, as Indenture Trustee on behalf of the Noteholders, (1) acknowledges such Grant, and (2) accepts the trusts under this Indenture in accordance with this Indenture and agrees to perform its duties required in this Indenture and the other Basic Documents to which it is a party in accordance with their terms.

Article I
Definitions and Incorporation by Reference

SECTION 1.1.      Definitions. Capitalized terms used but not otherwise defined herein are defined in Appendix A hereto.

SECTION 1.2.      Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following terms, where used in the TIA, shall have the following meanings for the purposes hereof:

“Commission” means the Securities and Exchange Commission.

“indenture securities” means the Notes.

“indenture security holder” means a Noteholder.

“indenture to be qualified” means this Indenture.

“indenture trustee” or “institutional trustee” means the Indenture Trustee.

“obligor” on the indenture securities means the Issuing Entity and any other obligor on the indenture securities.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

SECTION 1.3.      Other Definitional Provisions.       (a)  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)            As used in this Agreement and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date hereof. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(c)            The words “hereof”, “herein”, “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including, without limitation,”.

(d)            The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(e)            References to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation.

(f)            References to any agreement refer to that agreement as from time to time amended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms.

(g)            References to any Person include that Person’s successors and assigns.

Article II
The Notes

SECTION 2.1.      Form. The A-1 Notes, A-2 Notes, A-3 Notes and A-4 Notes together with the Indenture Trustee’s certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1, A-2, A-3 and A-4 respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1, A-2, A-3, A-4, and A-5 are part of the terms of this Indenture.

SECTION 2.2.      Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuing Entity by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

Notes bearing the manual or facsimile signature of individuals who were at the time of signature Authorized Officers of the Issuing Entity shall bind the Issuing Entity, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

The Indenture Trustee shall upon Issuing Entity Order authenticate and deliver A-1 Notes, A-2 Notes, A-3 Notes and A-4 Notes for original issue in an aggregate principal amount of $190,000,000, $305,000,000, $275,000,000 and $47,010,000 respectively. The Outstanding Amount of A-1 Notes, A-2 Notes, A-3 Notes and A-4 Notes at any time may not exceed such respective amounts except as provided in Section 2.5.

Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in greater whole-dollar denominations in excess thereof.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

SECTION 2.3.      Temporary Notes. Pending the preparation of Definitive Notes, the Issuing Entity may execute, and upon receipt of an Issuing Entity Order, the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with this Indenture as the Authorized Officers executing such Notes may determine, as evidenced by their execution of such Notes.

If temporary Notes are issued, the Issuing Entity will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuing Entity to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuing Entity shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as if they were Definitive Notes.

SECTION 2.4.      Registration; Registration of Transfer and Exchange. The Issuing Entity shall cause to be kept a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuing Entity shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be the “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuing Entity shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

If a Person other than the Indenture Trustee is appointed by the Issuing Entity as the Note Registrar, the Issuing Entity will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times, to obtain copies thereof and to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof, as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

Upon surrender for registration of transfer of any Note at the office or agency of the Issuing Entity to be maintained as provided in Section 3.2, if the requirements of Section 8-401(a) of the UCC are met, the Issuing Entity shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations of a like aggregate principal amount.

At the option of the Holder, Notes may be exchanged for other new Notes of the same Class in any authorized denominations of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met, the Issuing Entity shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes that the Noteholder making the exchange is entitled to receive.

By its acquisition of a Note or any interest therein, each purchaser or transferee shall be deemed to represent and warrant that either (a) it is not an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, a “plan” as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), an entity deemed to hold “plan assets” of any of the foregoing (collectively, a “Benefit Plan”) or a “governmental plan” as defined in Section 3(32) of ERISA that is subject to any law substantially similar to ERISA or Section 4975 of the Code or (b) the acquisition and holding of the Note or any interest therein will not result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any substantially similar applicable law.

All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuing Entity, evidencing the same debt and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

Every Class A Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuing Entity may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Sections 2.3 or 9.6 not involving any transfer.

If for tax or other reasons it may be necessary to track Notes (e.g., if the Notes have original issue discount or have been held by a member of the Issuing Entity’s “expanded group”, within the meaning of Treasury Regulations promulgated under Section 385 of the Code), tracking conditions (e.g., requiring that Notes be in definitive registered form) may be required by the Administrator as a condition to the transfer; provided however; that neither the Note Registrar nor the Indenture Trustee shall have any duty or obligation to monitor or enforce compliance with such tracking conditions.

No sale or transfer of a Retained Note may be made unless (A) the Indenture Trustee and the Depositor have received an Opinion of Counsel, with respect to the sale or transfer by the Depositor or an Affiliate thereof, to the effect that the Retained Notes to be sold or transferred will be characterized as indebtedness for federal income tax purposes or (B) the Indenture Trustee and the Depositor have received an Opinion of Counsel that such sale or transfer shall not cause the Issuing Entity to be treated as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes.

SECTION 2.5.      Mutilated, Destroyed, Lost or Stolen Notes. If: (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by the Indenture Trustee and the Issuing Entity to hold the Indenture Trustee and the Issuing Entity, respectively, harmless, then, in the absence of notice to the Issuing Entity, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuing Entity shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuing Entity may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note (or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence), a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuing Entity and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered (or payment made) or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuing Entity or the Indenture Trustee in connection therewith.

Upon the issuance of any replacement Note under this Section, the Issuing Entity may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuing Entity, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.6.      Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

SECTION 2.7.      Payment of Principal and Interest; Defaulted Interest.      (a)  The A-1 Notes, A-2 Notes, A-3 Notes and A-4 Notes shall accrue interest at the A-1 Note Rate, the A-2 Note Rate, the A-3 Note Rate and the A-4 Note Rate, respectively, and such interest shall be payable on each Payment Date, subject to Section 3.1. Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuing Entity on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by wire transfer in immediately available funds to the account designated by such Person. Unless Definitive Notes have been issued, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee. Notwithstanding the above, the final installment of principal payable with respect to such Note (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a)) shall be payable as provided in clause (b)(ii). The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

(b)(i)  The principal of each Note shall be payable in installments on each Payment Date as provided in this Indenture, and except as provided below each such installment shall be due and payable only to the extent that there are funds available to make the payment in accordance with the Basic Documents. Notwithstanding the foregoing: (A) the entire Outstanding Amount of each Class of Notes shall be due and payable on the related Class Final Scheduled Maturity Date, and (B) the entire Outstanding Amount of all Classes of Notes shall be due and payable, on any date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2, and such Notes shall be paid in accordance with, and in the priority and sequence set forth in, Section 8.2(e). All principal payments on the A-1 Notes shall be made pro rata to the Noteholders of the A-1 Notes. All principal payments on the A-2 Notes shall be made pro rata to the Noteholders of the A-2 Notes. All principal payments on the A-3 Notes shall be made pro rata to the Noteholders of the A-3 Notes. All principal payments on the A-4 Notes shall be made pro rata to the Noteholders of the A-4 Notes.

(ii) The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuing Entity expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed no later than five Business Days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

(c)            If the Issuing Entity defaults in a payment of interest on the Notes, the Issuing Entity shall pay, in any lawful manner, defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable interest rate from the Payment Date for which such payment is in default. The Issuing Entity may pay such defaulted interest to the Persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the special payment date. The Issuing Entity shall fix or cause to be fixed any such special record date and special payment date, and, at least 15 days before any such special record date, shall mail to each Noteholder a notice that states the special record date, the special payment date and the amount of defaulted interest to be paid.

SECTION 2.8.      Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuing Entity may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder that the Issuing Entity may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuing Entity shall direct by an Issuing Entity Order that they be returned to it; provided, that such Issuing Entity Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

SECTION 2.9.      Release of Collateral. Subject to Sections 8.4 and 11.1 and the Basic Documents, the Indenture Trustee shall release property from the Lien of this Indenture only upon receipt of an Issuing Entity Request accompanied by an Officer’s Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA §§314(c) and 314(d)(l), or an

Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

SECTION 2.10.      Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company (“DTC”) (the initial Clearing Agency), or its custodian, by, or on behalf of, the Issuing Entity. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner of such Note will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the “Definitive Notes”) representing Notes have been issued to Note Owners:

(i)             this Section shall be in full force and effect;

(ii)            the Note Registrar and the Indenture Trustee may deal with the Clearing Agency for all purposes (including the payment of principal of and interest on the applicable Notes) as the authorized representative of the Note Owners;

(iii)           to the extent that this Section conflicts with any other provisions of this Indenture, this Section shall control;

(iv)           except for rights of Note Owners exercised pursuant to Sections 7.6 and 7.7 of this Indenture and Section 3.3 of the Sale and Servicing Agreement, which rights may be exercised directly to the Issuing Entity or the Servicer in the case of Section 7.6 of this Indenture, the Indenture Trustee in the case of Section 7.7 of this Indenture, and CNHICA or the Seller with respect to Section 3.3 of the Sale and Servicing Agreement, the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement; unless and until Definitive Notes are issued, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the applicable Notes to such Clearing Agency Participants; and

(v)            whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes (or a Class of Notes), the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes (or Class of Notes) and has delivered such instructions to the Indenture Trustee.

SECTION 2.11.      Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes have been issued to Note Owners, the Indenture Trustee shall give all such notices and communications to the Clearing Agency.

SECTION 2.12.      Definitive Notes. Notes initially or subsequently cleared through a clearing agency may be issued in definitive, fully registered certificated form to Noteholders if requested by the DTC participants to whom the Notes are credited and in accordance with DTC’s rules and procedures. Upon any surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuing Entity shall execute, and the Indenture Trustee shall authenticate, the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuing Entity, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders. In addition, Notes issued as Definitive Notes from time to time may be subsequently issued as Book-Entry Notes and cleared through a Clearing Agency at the request of applicable Holders of the Definitive Notes.

SECTION 2.13.      Tax Treatment. It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of federal and State income tax and any other tax measured in whole or in part by income, until the Certificates are held by other than the Seller, the Trust be disregarded as an entity separate from the Seller and the Notes be treated as debt of the Seller. At such time that the Certificates are held by more than one Person, it is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for such tax purposes, the Trust be treated as a partnership and the Notes be treated as debt of the Trust. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as provided in this Section 2.13. This Section 2.13 shall not apply with respect to the characterization of the Notes as indebtedness for U.S. federal income tax purposes in the case of notes held by (a) the Depositor or any of its Affiliates (including, without limitation, the Issuing Entity, the Sponsor and the Originator) or (b) any Person in whose hands (or in the hands of any predecessor holder of that Note), pursuant to Treasury Regulations promulgated under Section 385 of the Code, the Notes would not be treated in their entirety as indebtedness for U.S. federal income tax purposes.

SECTION 2.14.      Certain FATCA Information. By its acceptance of its Note, each Noteholder or Note Owner agrees, pursuant to Section 3.3: (A) upon the request of any Paying Agent, to provide the Noteholder Tax Identification Information, and to the extent FATCA Withholding Tax is applicable, Noteholder FATCA Information to the Paying Agent, and (B) that the Paying Agent has the right to withhold any amount of interest (properly withholdable under law and without any corresponding gross-up) payable to such Noteholder or Note Owner that fails to comply with the requirements of (A) above or as may otherwise be required by FATCA.

Article III
Covenants

SECTION 3.1.      Payment of Principal and Interest. The Issuing Entity will duly and punctually pay the principal and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Sections 8.2(c) and (e), the Issuing Entity will cause to be distributed to Holders of the Notes all amounts on deposit in the Note Distribution Account on a Payment Date deposited therein for the benefit of the Notes pursuant to the Sale and Servicing Agreement. Amounts properly withheld under the Code or any applicable State law by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuing Entity to such Noteholder for all purposes of this Indenture.

SECTION 3.2.      Maintenance of Office or Agency. The Issuing Entity will maintain an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuing Entity in respect of the Notes and this Indenture may be served. The Issuing Entity hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuing Entity will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuing Entity shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuing Entity hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

SECTION 3.3.      Money for Payments To Be Held in Trust. As provided in Sections 8.2(a) and (b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to Section 8.2(c) or Section 8.2(e), as applicable, shall be made on behalf of the Issuing Entity by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments of Notes shall be paid over to the Issuing Entity except as provided in this Section.

One Business Day prior to each Payment Date and Redemption Date, the Issuing Entity shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

Any Paying Agent shall be appointed by Issuing Entity Order with written notice thereof to the Indenture Trustee. Any Paying Agent appointed by the Issuing Entity shall be a Person who would be eligible to be Indenture Trustee hereunder as provided in Section 6.11.

The Issuing Entity will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

(i)            hold in trust all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)            give the Indenture Trustee notice of any default by the Issuing Entity (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii)            at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv)            immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent;

(v)            comply with all requirements of the Code and any applicable State law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi)            require each Noteholder or Note Owner, in accordance with Section 2.14, to: (A) provide the Noteholder Tax Identification Information, and to the extent FATCA Withholding Tax is applicable, Noteholder FATCA Information to the Paying Agent, and (B) agree that the Paying Agent has the right to withhold any amount of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or Note Owner that fails to comply with the requirements of (A) above.

The Issuing Entity may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuing Entity Order, direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuing Entity on Issuing Entity Order; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuing Entity for payment thereof (but only to the extent of the amounts so paid to the Issuing Entity), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuing Entity cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuing Entity. The Indenture Trustee shall also adopt and employ, at the expense of the Issuing Entity, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

SECTION 3.4.      Existence. The Issuing Entity will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

SECTION 3.5.      Protection of the Trust Estate. The Issuing Entity will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i)             maintain or preserve the Lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

(ii)            perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)           enforce any of the Collateral; or

(iv)           preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all Persons.

The Issuing Entity hereby designates the Indenture Trustee as its agent and attorney-in-fact to execute any financing statement, continuation statement, instrument of further assurance or other instrument required to be executed to accomplish the foregoing.

SECTION 3.6.      Opinions as to the Trust Estate.       (a) On the Closing Date, the Issuing Entity shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken or will be taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the Lien and security interest created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such Lien and security interest effective.

(b)            On or before April 30 in each calendar year commencing in the calendar year 2024 the Issuing Entity shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as is necessary to maintain the Lien and security interest of this Indenture and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents, and the execution and filing of any financing statements, amendments to financing statements and continuation statements, that will, in the opinion of such counsel, be required to maintain the Lien and security interest of this Indenture until April 30 in the following calendar year.

SECTION 3.7.      Performance of Obligations; Servicing of Receivables.      (a)  The Issuing Entity will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

(b)            The Issuing Entity may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer’s Certificate of the Issuing Entity shall be deemed to be action taken by the Issuing Entity. Initially, the Issuing Entity has contracted with the Servicer and the Administrator to assist the Issuing Entity in performing its duties under this Indenture.

(c)            The Issuing Entity will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Trust Estate, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuing Entity shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee or the Holders of at least a majority of the Outstanding Amount of the Notes.

(d)            If the Issuing Entity shall have knowledge of the occurrence of a Servicer Default, the Issuing Entity shall promptly notify the Servicer, the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuing Entity is taking with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuing Entity shall take all reasonable steps available to it to remedy such failure.

(e)            As promptly as possible after the giving of notice of termination to the Servicer of the Servicer’s rights and powers pursuant to Section 8.1 of the Sale and Servicing Agreement, the Issuing Entity shall appoint a successor servicer acceptable to the Indenture Trustee (the “Successor Servicer”), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the previous Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed as the Successor Servicer. Notwithstanding the above, the Indenture Trustee shall, if it is unable to so act, (i) notify the Issuing Entity of its resignation as Successor Servicer and (ii) appoint or petition a court of competent jurisdiction to appoint any established institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of equipment receivables as the successor to the Servicer under the Sale and Servicing Agreement. In accordance with Section 8.2 of the Sale and Servicing Agreement, the Issuing Entity shall enter into an agreement with such Successor Servicer for the servicing of the Receivables (such agreement to be in form and substance satisfactory to the Indenture Trustee). If the Indenture Trustee shall succeed to the previous Servicer’s duties as servicer of the Receivables as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI shall be inapplicable to the Indenture Trustee in its duties as the Successor Servicer and the servicing of the Receivables. In case the Indenture Trustee shall become the Successor Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to act through or appoint as Servicer any one of its Affiliates; provided, that it shall be fully liable for the actions and omissions of such Affiliate in its capacity as Successor Servicer. Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee be liable for any servicing fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor Servicer to act as Successor Servicer under this Indenture and the transactions set forth or provided for herein, or be liable for or be required to make any servicer advances.

(f)            Upon any termination of the Servicer’s rights and powers pursuant to the Sale and Servicing Agreement, the Issuing Entity shall promptly notify the Indenture Trustee. As soon as a Successor Servicer is appointed, the Issuing Entity shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Servicer.

SECTION 3.8.      Negative Covenants. So long as any Notes are Outstanding, the Issuing Entity shall not:

(i)            except as expressly permitted by this Indenture, the Purchase Agreement or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuing Entity, including those included in the Trust Estate, unless directed to do so by the Indenture Trustee;

(ii)            claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable State law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

(iii)            (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any Lien (other than the Lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the Lien of this Indenture not to constitute a valid first priority (other than with respect to any tax lien, mechanics’ lien or other lien not considered a Lien) security interest in the Trust Estate.

SECTION 3.9.      Annual Statement as to Compliance. The Issuing Entity will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuing Entity, an Officer’s Certificate, substantially in the form of Exhibit B, stating that:

(i)            a review of the activities of the Issuing Entity during such year and of performance under this Indenture has been made under such Authorized Officer’s supervision; and

(ii)            to the best of such Authorized Officer’s knowledge, based on such review, the Issuing Entity has complied with all conditions and covenants under this Indenture throughout such year or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

SECTION 3.10.      Issuing Entity May Consolidate, etc., Only on Certain Terms.

(a)            The Issuing Entity shall not consolidate or merge with or into any other Person, unless:

(i)             the Person (if other than the Issuing Entity) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuing Entity to be performed or observed, all as provided herein;

(ii)            immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii)           the Rating Agency Condition shall have been satisfied with respect to such transaction;

(iv)           the Issuing Entity shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuing Entity, any Noteholder or any Certificateholder;

(v)            any action that is necessary to maintain the Lien and security interest created by this Indenture shall have been taken; and

(vi)           the Issuing Entity shall have delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

(b)            Except as permitted by the Basic Documents, the Issuing Entity shall not convey or transfer any of its properties or assets, substantially as an entirety, including those included in the Trust Estate, to any Person, unless:

(i)             the Person that acquires by conveyance or transfer the properties and assets of the Issuing Entity the conveyance or transfer of which is hereby restricted shall: (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and the other Basic Documents on the part of the Issuing Entity to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuing Entity against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

(ii)            immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii)           the Rating Agency Condition shall have been satisfied with respect to such transaction;

(iv)           the Issuing Entity shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuing Entity, any Noteholder or any Certificateholder;

(v)            any action that is necessary to maintain the Lien and security interest created by this Indenture shall have been taken; and

(vi)           the Issuing Entity shall have delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

SECTION 3.11.      Successor or Transferee.       (a)  Upon any consolidation or merger of the Issuing Entity in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuing Entity) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuing Entity under this Indenture with the same effect as if such Person had been named as the Issuing Entity herein.

(b)            Upon a conveyance or transfer of all the assets and properties of the Issuing Entity pursuant to Section 3.10(b), the Issuing Entity will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuing Entity with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that the Issuing Entity is to be so released.

SECTION 3.12.      No Other Business. The Issuing Entity shall not engage in any business other than as permitted in Section 2.3 of the Trust Agreement.

SECTION 3.13.      No Borrowing. The Issuing Entity shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

SECTION 3.14.      Servicer’s Obligations. The Issuing Entity shall cause the Servicer to comply with Sections 4.8, 4.9, 4.10, 4.11 and 5.11 of the Sale and Servicing Agreement.

SECTION 3.15.      Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuing Entity shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

SECTION 3.16.      Capital Expenditures. The Issuing Entity shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

SECTION 3.17.      Removal of Administrator. So long as any Notes are Outstanding, the Issuing Entity shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

SECTION 3.18.      Restricted Payments. The Issuing Entity shall not, directly or indirectly: (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Trustee or any owner of a beneficial interest in the Issuing Entity or otherwise with respect to any ownership or equity interest or security in or of the Issuing Entity or to the Servicer or the Administrator, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuing Entity may make, or cause to be made, distributions to the Servicer, the Trustee, the Certificateholders and the Administrator as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement. The Issuing Entity will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the other Basic Documents.

SECTION 3.19.      Notice of Events of Default. The Issuing Entity shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, each default on the part of the Servicer or the Seller of its obligations under the Sale and Servicing Agreement and each default on the part of CNHICA of its obligations under the Purchase Agreement.

SECTION 3.20.      Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuing Entity will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

SECTION 3.21.      Perfection Representation. The Issuing Entity further makes all the representations, warranties and covenants set forth in Schedule P.

Article IV
Satisfaction and Discharge

SECTION 4.1.      Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to: (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) [Reserved]; (v) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12 and 3.13, (vi) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2) and (vii) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuing Entity, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

(A)            either:

(1)            all Notes theretofore authenticated and delivered (other than: (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuing Entity and thereafter repaid to the Issuing Entity or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

(2)            all Notes not theretofore delivered to the Indenture Trustee for cancellation:

(i)             have become due and payable,

(ii)            will become due and payable on the respective Class Final Scheduled Maturity Date within one year, or

(iii)           are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuing Entity, and the Issuing Entity, in the case of clause (2)(i), (ii) or

(iii), has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the respective Class Final Scheduled Maturity Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1(a)), as the case may be;

(B)            the Issuing Entity has paid or caused to be paid all other sums payable hereunder by the Issuing Entity; and

(C)            the Issuing Entity has delivered to the Indenture Trustee an Officer’s Certificate, an Opinion of Counsel and (if required by the TIA) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and, subject to Section 11.2, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

SECTION 4.2.      Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or as required by law.

SECTION 4.3.      Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under this Indenture with respect to such Notes shall, upon demand of the Issuing Entity, be paid to the Indenture Trustee to be held and applied according to Section 3.3, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

Article V
Remedies

SECTION 5.1.      Events of Default. “Event of Default”, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)            default in the payment of any interest on any Class A Note when the same becomes due and payable, and such default shall continue for a period of five days;

(ii)            default in the payment of the principal of any Note when the same becomes due and payable;

(iii)            default in the observance or performance of any covenant or agreement of the Issuing Entity made in this Indenture (other than a covenant or agreement a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuing Entity made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuing Entity by the Indenture Trustee or to the Issuing Entity and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

(iv)            the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuing Entity or any substantial part of the Trust Estate in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuing Entity or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuing Entity’s affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(v)            the commencement by the Issuing Entity of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuing Entity to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuing Entity to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuing Entity or for any substantial part of the Trust Estate, or the making by the Issuing Entity of any general assignment for the benefit of creditors, or the failure by the Issuing Entity generally to pay its debts as such debts become due, or the taking of action by the Issuing Entity in furtherance of any of the foregoing.

The Issuing Entity shall deliver to the Indenture Trustee, within five days after the Issuing Entity or the Administrator obtains actual knowledge thereof, written notice in the form of an Officer’s Certificate of any event that, with the giving of notice or the lapse of time or both, would become an Event of Default under clause (iii), its status and what action the Issuing Entity is taking or proposes to take with respect thereto.

SECTION 5.2.      Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuing Entity (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the Outstanding Amount, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing not less than a majority of the Outstanding Amount, by written notice to the Issuing Entity and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(i)            the Issuing Entity has paid or deposited with the Indenture Trustee a sum sufficient to pay:

(A)            all payments of principal of and interest on all Notes and all other amounts, in each case, that would then be due hereunder if the Event of Default giving rise to such acceleration had not occurred; and

(B)            all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

(ii)            all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent to such default.

SECTION 5.3.      Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.       (a)  The Issuing Entity covenants that if an Event of Default described in Section 5.1(i) or (ii) occurs, the Issuing Entity will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal at the applicable interest rate, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable interest rate, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b)            In case the Issuing Entity shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuing Entity or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuing Entity or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

(c)            In case an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d)            In case there shall be pending, relative to the Issuing Entity or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under the Bankruptcy Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee, trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuing Entity or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuing Entity or other obligor upon the Notes, or to the creditors or property of the Issuing Entity or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i)             to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

(ii)            unless prohibited by applicable law or regulations, to vote on behalf of the Holders of the Notes in any election of a trustee, a standby trustee or any Person performing similar functions in any such Proceedings;

(iii)           to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

(iv)           to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial Proceedings relative to the Issuing Entity, its creditors and its property;

and any trustee, receiver, liquidator, assignee, custodian, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

(e)            Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f)            All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

(g)            In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

SECTION 5.4.      Remedies; Priorities.       (a)  If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default, the Indenture Trustee may do one or more of the following (subject to Section 5.5):

(i)             institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuing Entity and any other obligor upon such Notes monies adjudged due;

(ii)            institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(iii)           exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes;

(iv)           sell the Trust Estate, or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; and

(v)            make demand upon the Servicer, by written notice, that the Servicer deliver to the Indenture Trustee all Receivable Files;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, other than an Event of Default described in Section 5.1(i) or (ii), unless: (A) all the Noteholders consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of 66 2/3% of the Outstanding Amount of the Notes. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. The Indenture Trustee shall incur no liability as a result of the sale of the Trust Estate or any part thereof at any sale pursuant to this Section 5.4 conducted in a commercially reasonable manner. Each of the Issuing Entity and Holders hereby waives any claims against the Indenture Trustee arising by reason of the fact that the price at which the Trust Estate may have been sold at such sale was less than the price that might have been obtained, even if the Indenture Trustee accepts the first offer received and does not offer the Trust Estate to more than one offeree, so long as such sale is conducted in a commercially reasonable manner.

(b)            If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out such money or property in the following order:

FIRST: to pay the Servicer its accrued and unpaid Servicing Fee;

SECOND: to the Indenture Trustee for amounts due under Section 6.7 and to the Trustee for amounts due to it under Section 8.1 of the Trust Agreement;

THIRD: to the Asset Representations Reviewer for amounts due to it, including indemnities, according to the Basic Documents;

FOURTH: to the Administrator its accrued and unpaid Administration Fees;

FIFTH: to the Note Distribution Account for distribution pursuant to Section 8.2(e) to the extent of all amounts payable under such Section, other than any amounts that would be deposited into the Certificate Distribution Account under such Section;

SIXTH: to the Servicer, to cover any accrued and unpaid reimbursable expenses;

SEVENTH: to the Trustee for amounts due to the Trustee under Article VIII of the Trust Agreement to the extent not paid under clause SECOND above; and

EIGHTH: to the Issuing Entity for distribution to the Certificateholders.

The Indenture Trustee may fix a special record date and special payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such special record date, the Issuing Entity shall mail to each Noteholder and the Indenture Trustee a notice that states the special record date, the special payment date and the amount to be paid.

SECTION 5.5.      Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

SECTION 5.6.      Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(i)             such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(ii)            the Holder(s) of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(iii)           such Holder(s) have offered to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

(iv)           the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding; and

(v)            no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes;

it being understood and intended that no one or more Holder(s) of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder(s) of Notes or to obtain or to seek to obtain priority or preference over any other Holder(s) or to enforce any right under this Indenture, except in the manner herein provided.

In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the

Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

SECTION 5.7.      Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

SECTION 5.8.      Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuing Entity, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

SECTION 5.9.      Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.10.      Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Holder of Notes to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

SECTION 5.11.      Control by Noteholders. The Holders of not less than a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, that:

(i)             such direction shall not be in conflict with any rule of law or with this Indenture;

(ii)            subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by all the Noteholders;

(iii)            if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

(iv)            the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided further, however, that, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholder(s) not consenting to such action.

SECTION 5.12.      Waiver of Past Defaults. Prior to the time a judgment or decree for payment of money due has been obtained as described in Section 5.3, the Holders of Notes of not less than a majority of the Outstanding Amount of the Notes may waive any past Default or Event of Default and its consequences except a Default: (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuing Entity, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

SECTION 5.13.      Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney’s fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to: (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder(s) holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

SECTION 5.14.      Waiver of Stay or Extension Laws. The Issuing Entity covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuing Entity (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 5.15.      Action on Notes. The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuing Entity or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuing Entity. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

SECTION 5.16.      Performance and Enforcement of Certain Obligations.       (a)  Promptly following a request from the Indenture Trustee to do so and at the Administrator’s expense, the Issuing Entity shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuing Entity under or in connection with the Sale and Servicing Agreement or to the Seller under or in connection with the Purchase Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuing Entity under or in connection with the Sale and Servicing Agreement (or the Seller under or in connection with the Purchase Agreement) to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement or the Purchase Agreement.

(b)            If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing) of the Holders of not less than 66 2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuing Entity against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer of each of their obligations to the Issuing Entity thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuing Entity to take such action shall be suspended.

(c)            If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing) of the Holders of not less than 66 2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Seller against CNHICA under or in connection with the Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by CNHICA, of each of its obligations to the Seller thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreement, and any right of the Seller to take such action shall be suspended.

Article VI
The Indenture Trustee

SECTION 6.1.      Duties of the Indenture Trustee.       (a)  If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b)            Except during the continuance of an Event of Default actually known to a Responsible Officer:

(i)             the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii)            in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

(c)            The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)             this clause (c) does not limit the effect of clause (b) of this Section;

(ii)            the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is conclusively determined by a court of competent jurisdiction that the Indenture Trustee was negligent in ascertaining the pertinent facts;

(iii)           the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to the Indenture;

(iv)           the Indenture Trustee shall not be charged with knowledge of an Event of Default or Servicer Default unless a Responsible Officer obtains actual knowledge of such event or the Indenture Trustee receives written notice of such event from the Seller, Servicer or Note Owners owning Notes aggregating not less than 10% of the Outstanding Amount of the Notes; and

(v)            the Indenture Trustee shall have no duty to monitor the performance of the Issuing Entity, the Trustee, the Seller or the Servicer, nor shall it have any liability in connection with malfeasance or nonfeasance by the Issuing Entity, the Trustee, the Seller or the Servicer; the Indenture Trustee shall have no liability in connection with compliance of the Issuing Entity, the Trustee, the Seller or the Servicer with statutory or regulatory requirements related to the Receivables; and the Indenture Trustee shall not make or be deemed to have made any representations or warranties with respect to the Receivables or the validity or sufficiency of any assignment of the Receivables to the Trust Estate or the Indenture Trustee.

(d)            Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to clauses (a), (b), (c) and (g).

(e)            The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuing Entity.

(f)            Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law, this Indenture or the Sale and Servicing Agreement.

(g)            No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity satisfactory to it against any loss, liability or expense is not reasonably assured to it.

(h)            Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to this Section and the TIA.

SECTION 6.2.      Rights of Indenture Trustee.       (a)  The Indenture Trustee may conclusively rely and shall be fully protected in acting on any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

(b)            Before the Indenture Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer’s Certificate or Opinion of Counsel.

(c)            The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, a custodian or a nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it.

(d)            The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee’s conduct does not constitute willful misconduct, negligence or bad faith.

(e)            The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f)            The Indenture Trustee shall not be required to make any initial or periodic examination of any files or records related to the Receivables for the purpose of establishing the presence or absence of defects, the compliance by the Issuing Entity with its representations and warranties or for any other purpose.

(g)            In the event that the Indenture Trustee is also acting as Paying Agent or Note Registrar hereunder, the rights and protections afforded to the Indenture Trustee pursuant to this Article VI shall also be afforded to the Indenture Trustee in its capacity as such Paying Agent or Note Registrar.

(h)            Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect, incidental, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), whether or not any such damages were foreseeable or contemplated, even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 6.3.      Individual Rights of the Indenture Trustee. The Indenture Trustee shall not, in its individual capacity, but may in a fiduciary capacity, become the owner of Notes or otherwise extend credit to the Issuing Entity. The Indenture Trustee may otherwise deal with the Issuing Entity or its Affiliates with the same rights it would have if it were not the Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

SECTION 6.4.      Indenture Trustee’s Disclaimer. The Indenture Trustee shall not be responsible for, and makes no representation as to the validity or adequacy of, this Indenture or the Notes; shall not be accountable for the Issuing Entity’s use of the proceeds from the Notes; and shall not be responsible for any statement of the Issuing Entity in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee’s certificate of authentication.

SECTION 6.5.      Notice of Defaults. If a Default occurs and is continuing and is known to a Responsible Officer, the Indenture Trustee shall mail to each Noteholder notice of the Default within 30 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

SECTION 6.6.      Reports by Indenture Trustee to the Holders. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such Holder to prepare its federal, State and other income tax returns. Within 60 days after each December 31, starting with December 31, 2023, the Indenture Trustee shall mail to each Noteholder a brief report as of such December 31 that complies with TIA § 313(a) (if required by said section).

SECTION 6.7.      Compensation and Indemnity. The Issuing Entity shall, or shall cause the Servicer to, pay to the Indenture Trustee from time to time reasonable compensation for its services as agreed to between the Issuing Entity and the Indenture Trustee in writing. The Indenture Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuing Entity shall, or shall cause the Servicer to, reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee’s agents, counsel, accountants and experts. The Issuing Entity shall or shall cause the Servicer to indemnify the Indenture Trustee and its officers, directors, employees and agents against any and all loss, liability or expense (including attorneys’ fees and expenses) incurred by them in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuing Entity and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuing Entity and the Servicer shall not relieve the Issuing Entity or the Servicer of its respective obligations hereunder. The Issuing Entity shall, or shall cause the Servicer to, defend the claim and the Indenture Trustee may have separate counsel and the Issuing Entity shall, or shall cause the Servicer to, pay the reasonable fees and expenses of such counsel. Notwithstanding anything to the contrary contained herein, neither the Issuing Entity nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, negligence or bad faith.

The Issuing Entity’s payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture or the earlier resignation or removal of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(iv) or (v), the expenses are intended to constitute expenses of administration under the Bankruptcy Code or any other applicable federal or State bankruptcy, insolvency or similar law.

SECTION 6.8.      Replacement of the Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8. The Indenture Trustee may resign at any time by so notifying the Issuing Entity in writing. The Holders of not less than a majority of the Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee in writing and may appoint a successor Indenture Trustee. The Issuing Entity shall remove the Indenture Trustee if:

(i)             the Indenture Trustee fails to comply with Section 6.11;

(ii)            the Indenture Trustee is adjudged a bankrupt or insolvent;

(iii)           a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(iv)           the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuing Entity shall promptly appoint a successor Indenture Trustee.

A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuing Entity. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuing Entity or the Holders of not less than a majority of the Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuing Entity’s and the Administrator’s obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee. The retiring Indenture Trustee shall have no liability for any act or omission by any successor Indenture Trustee other than itself, serving again as Indenture Trustee.

SECTION 6.9.      Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee. The Indenture Trustee shall provide prompt written notice of any such transaction following the consummation thereof to the Issuing Entity and, subject to Section 11.21, to the Rating Agencies; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.

In case at the time such successor(s) by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor Indenture Trustee hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates of authentication shall have the full force and effect to the same extent given to the certificate of authentication of the Indenture Trustee anywhere in the Notes or in this Indenture.

SECTION 6.10.      Appointment of Co-Trustee or Separate Trustee.       (a)  Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Person(s) to act as co-trustee(s), or separate trustee(s), of all or any part of the Trust Estate, and to vest in such Person(s), in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

(b)            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)            all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act(s) are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act(s), in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)           no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)          the Indenture Trustee may at any time accept the resignation of or remove, in its sole discretion, any separate trustee or co-trustee.

(c)            Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

(d)            Any separate trustee or co-trustee may at any time constitute the Indenture Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)            The Indenture Trustee shall have no obligation to determine whether a co-trustee or separate trustee is legally required in any jurisdiction in which any part of the Trust Estate may be located.

SECTION 6.11.      Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA § 310(a) and, upon Issuing Entity Order, Section 26(a)(1) of the Investment Company Act of 1940, as amended. The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long term senior, unsecured debt rating of “Baa3” or better by Moody’s (or, if not rated by Moody’s, a comparable rating by another statistical rating agency). The Indenture Trustee shall comply with TIA § 310(b), including the optional provision permitted by the second sentence of TIA § 310(b)(9); provided, however, that there shall be excluded from the operation of TIA § 310(b)(1) any indenture(s) under which other securities of the Issuing Entity are outstanding if the requirements for such exclusion set forth in TIA § 310(b)(1) are met.

In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes, the Issuing Entity, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the retiring Indenture Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Indenture Trustee shall become effective to the extent provided therein.

SECTION 6.12.      Preferential Collection of Claims Against the Issuing Entity. The Indenture Trustee shall comply with TIA § 311(a), excluding any creditor relationship listed in TIA § 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA § 311(a) to the extent indicated.

SECTION 6.13.      Information to Be Provided by the Indenture Trustee. At any time when the Issuing Entity’s reporting obligations under Section 15(d) of the Exchange Act are not suspended, the Indenture Trustee shall notify the Servicer promptly after the Indenture Trustee becomes aware of (a) the initiation of any legal proceedings against the Indenture Trustee, or of which any property of the Indenture Trustee is subject, that are material to the Noteholders, (b) any developments in any such proceedings that are material to the Noteholders and (c) any such material proceedings that are contemplated by any governmental authority against the Indenture Trustee.

SECTION 6.14.      Representations and Warranties. The Indenture Trustee hereby represents that:

(a)            the Indenture Trustee is duly organized and validly existing as a national association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

(b)            the Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action;

(c)            the consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the articles of association or bylaws of the Indenture Trustee or any material agreement or other instrument to which the Indenture Trustee is a party or by which it is bound;

(d)            to the best of the Indenture Trustee’s knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (i) asserting the invalidity of this Indenture, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture; and

(e)            as of the date of the Underwriting Agreement, the Preliminary Prospectus Date, the Prospectus Date and the Closing Date, there are no legal proceedings pending against the Indenture Trustee, or of which any property of the Indenture Trustee is subject, that are material to the Noteholders, and no such legal proceedings are known to the Indenture Trustee to be contemplated by any governmental authority against the Indenture Trustee that are material to the Noteholders.

SECTION 6.15.      PATRIOT Act. In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act of the United States (“Applicable Law”), the Indenture Trustee is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Indenture Trustee. Accordingly, each of the parties hereto agrees to provide to the Indenture Trustee, upon its request from time to time such identifying information and documentation as may be available to such party in order to enable the Indenture Trustee to comply with Applicable Law.

Article VII
Noteholders’ Lists and Reports and Noteholder Communications

SECTION 7.1.      Issuing Entity To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuing Entity will furnish or cause to be furnished to the Indenture Trustee: (a) not more than five days after the earlier of: (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuing Entity of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

SECTION 7.2.      Preservation of Information; Communications to Noteholders.       (a)  The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

(b)            Three or more Noteholders, or one or more Holder(s) of Notes evidencing at least 25% of the Outstanding Amount of the Notes, may communicate pursuant to TIA § 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

(c)            The Issuing Entity, the Indenture Trustee and the Note Registrar shall have the protection of TIA § 312(c).

SECTION 7.3.      Reports by Issuing Entity.       (a)  The Issuing Entity shall:

(i)            file with the Indenture Trustee, within 15 days after the Issuing Entity is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuing Entity may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii)            file with the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuing Entity with the conditions and covenants of this Indenture (with a copy of any such filings being delivered promptly to the Indenture Trustee); and

(iii)            supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA § 313(c)) such summaries of any information, documents and reports required to be filed by the Issuing Entity pursuant to clauses (i) and (ii) as may be required by the rules and regulations prescribed from time to time by the Commission.

(b)            Unless the Issuing Entity otherwise determines, the fiscal year of the Issuing Entity shall end on December 31 of each year.

SECTION 7.4.      Required Filings. In no event shall the Indenture Trustee or any agent of the Indenture Trustee be obligated or responsible for preparing, executing, filing or delivering in respect of the Trust Estate or on behalf of another Person, either (A) any report or filing required or permitted by the Commission to be prepared, executed, filed or delivered by or in respect of the Trust Estate or another Person, or (B) any certification in respect of any such report or filing; in either case, other than as required expressly herein or in the other Basic Documents.

SECTION 7.5.      Noteholder Communications with Indenture Trustee. A Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) may communicate with the Indenture Trustee and provide notices and make requests and demands and give directions to the Indenture Trustee through the procedures of the Clearing Agency and by notice to the Indenture Trustee.  Any Note Owner must provide a written certification stating that the Note Owner is a beneficial owner of a Note, together with supporting documentation such as a trade confirmation, an account statement, a letter from a broker or dealer verifying ownership or another similar document evidencing ownership of a Note.  The Indenture Trustee will not be required to take action in response to requests, demands or directions of a Noteholder or a Note Owner, other than requests, demands or directions relating to an asset representations review demand under Section 7.7, unless the Noteholder or Note Owner has offered security or indemnity satisfactory to the Indenture Trustee to protect it against the costs and expenses that it may incur in complying with the request, demand or direction.

SECTION 7.6.      Communications Between Noteholders. A Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) that seeks to communicate with other Noteholders or Note Owners, as applicable, about a possible exercise of rights under this Indenture or the other Basic Documents may send a request to the Issuing Entity or the Servicer, on behalf of the Issuing Entity, to include information regarding the communication in Form 10-D to be filed by the Issuing Entity with the Commission.  Each request must include (i) the name of the requesting Noteholder or Note Owner, (ii) the method by which other Noteholders or Note owners, as applicable, may contact the requesting Noteholder or Note Owner and (iii) in the case of a Note Owner, a certification from that Person that it is a Note Owner, together with at least one form of documentation evidencing its ownership of a Note, including a trade confirmation, account, statement, letter from a broker or dealer or similar document.  A Noteholder or Note Owner, as applicable, that delivers a request under this Section 7.6 will be deemed to have certified to the Issuing Entity and the Servicer that its request to communicate with other Noteholders or Note Owners, as applicable, relates solely to a possible exercise of rights under this Indenture or the other Basic Documents, and will not be used for other purposes.  The Issuing Entity will promptly deliver any request to the Servicer.  On receipt of a request, the Servicer will include in the Form 10-D filed by the Issuing Entity with the Commission for the Collection Period in which the request was received (A) a statement that the Issuing Entity has received a request from a Noteholder or Note Owner, as applicable, that is interested in communicating with other Noteholders or Note Owners, as applicable, about a possible exercise of rights under this Indenture or the other Basic Documents, (B) the name of the requesting Noteholder or Note Owner, (C) the date the request was received and (D) a description of the method by which the other Noteholders or Note Owners, as applicable, may contact the requesting Noteholder or Note Owner.

SECTION 7.7.      Noteholder Demand for Asset Representations Review. If a Delinquency Trigger occurs, a Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) may make a demand on the Indenture Trustee to cause a vote of the Noteholders or Note Owners, as applicable, about whether to direct the Asset Representations Reviewer to conduct a Review of the Review Receivables under the Asset Representations Review Agreement.  In the case of a Note Owner, each demand must be accompanied by a certification from that Person that it is a Note Owner, together with at least one form of documentation evidencing its ownership of a Note, including a trade confirmation, account statement, letter from a broker or dealer or similar document.  If Noteholders and Note Owners, of at least 5% of the Outstanding Amount of the Notes (excluding Notes held by CNHICA, the Servicer and their Affiliates) demand a vote within 90 days of the filing of the Form 10-D reporting the occurrence of the Delinquency Trigger, the Indenture Trustee will promptly request a vote of the Noteholders through the Clearing Agency.  The vote will remain open until the 150th day after the filing of the Form 10-D.  Assuming a voting quorum of Noteholders holding at least 5% of the Outstanding Amount of the Notes is reached, if the Noteholders of a majority of the Outstanding Amount of the Notes voted agree to a Review, the Indenture Trustee will promptly send a Review Notice to the Asset Representations Reviewer and the Servicer under the Asset Representations Review Agreement directing the Asset Representation Reviewer to conduct the Review.

Article VIII
Accounts, Disbursements and Releases

SECTION 8.1.      Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral and the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

SECTION 8.2.      Trust Accounts.       (a)  On or prior to the Closing Date, the Issuing Entity shall cause the Servicer to establish and maintain (i) in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificateholders, the Trust Accounts (other than the

Spread Account) as provided in Section 5.1 of the Sale and Servicing Agreement, and (ii) in the name of the Issuing Entity, for the benefit of the Issuing Entity, the Spread Account as provided in Section 5.1 of the Sale and Servicing Agreement.

(b)            On or before each Payment Date, the Total Distribution Amount with respect to the preceding Collection Period will be deposited in the Collection Account as provided in Section 5.3 of the Sale and Servicing Agreement. On or before each Payment Date the Noteholders’ Distributable Amount with respect to the preceding Collection Period will be transferred to the Note Distribution Account as provided in Sections 5.5 and 5.6 of the Sale and Servicing Agreement, and the Note Monthly Additional Principal Distributable Amount as of such Payment Date will be transferred to the Note Distribution Account as provided in Section 5.6(b)(x) of the Sale and Servicing Agreement.

(c)            On each Payment Date and Redemption Date prior to an Event of Default and acceleration of the Notes, the Indenture Trustee shall deposit or distribute all amounts on deposit in the Note Distribution Account to the Noteholders in the following amounts and in the following order of priority:

(i)            [Reserved];

(ii)            to the Class A Noteholders, the Class Interest Amount for each Class of Class A Notes; provided, that if there are not sufficient funds in the Note Distribution Account to pay the entire amount of accrued and unpaid interest then due on such Notes, the amount in the Note Distribution Account shall be applied to the payment of such interest on such Notes pro rata on the basis of the total such interest due on such Notes;

(iii)            [Reserved];

(iv)            [Reserved];

(v)            to the Class A Noteholders, for payment of principal, in the following order of priority:

(A)            to the A-1 Noteholders, until the Outstanding principal balance of the A-1 Notes is reduced to zero;

(B)            to the A-2 Noteholders, until the Outstanding principal balance of the A-2 Notes is reduced to zero;

(C)            to the A-3 Noteholders, until the Outstanding principal balance of the A-3 Notes is reduced to zero; and

(D)            to the A-4 Noteholders, until the Outstanding principal balance of the A-4 Notes is reduced to zero;

(vi)            [Reserved];

(vii)            [Reserved]; and

(viii)            thereafter, any excess shall be deposited in the Certificate Distribution Account.

(d)            On the A-1 Note Final Scheduled Maturity Date, the Indenture Trustee shall distribute to the Class A-1 Noteholders, from the amount available in the Note Distribution Account, an amount equal to the sum of (i) the aggregate accrued and unpaid interest on the A-1 Notes as of the A-1 Note Final Scheduled Maturity Date, and (ii) the amount necessary to reduce the outstanding principal amount of the A-1 Notes to zero.

(e)            On each Payment Date and Redemption Date, after an Event of Default and acceleration of the Notes (and, if any Notes remain outstanding after the Final Scheduled Maturity Date), the Indenture Trustee shall distribute all amounts on deposit in the Note Distribution Account to the Noteholders in the following amounts and in the following order of priority:

(i)             [Reserved];

(ii)            to the Class A Noteholders, the Class Interest Amount for each Class of Class A Notes; provided, that if there are not sufficient funds in the Note Distribution Account to pay the entire amount of accrued and unpaid interest then due on such Notes, the amount in the Note Distribution Account shall be applied to the payment of such interest on such Notes pro rata on the basis of the total such interest due on such Notes;

(iii)           first, to the A-1 Noteholders until the outstanding principal balance of the A-1 Notes is reduced to zero; second to the A-2 Noteholders, the A-3 Noteholders and the A-4 Noteholders, for payment of principal, ratably, according to the amounts due and payable on the A-2 Notes, A-3 Notes and A-4 Notes for principal, without preference or priority of any kind, until the outstanding principal balance of the A-2 Notes, A-3 Notes and A-4 Notes has been reduced to zero;

(iv)           [Reserved];

(v)            [Reserved];

(vi)           [Reserved]; and

(vii)          thereafter, any excess shall be deposited in the Certificate Distribution Account.

(f)            [Reserved].

(g)            [Reserved].

SECTION 8.3.      General Provisions Regarding Accounts.       (a)  So long as the Indenture Trustee has not obtained actual knowledge that a Default or Event of Default has occurred and is continuing, all or a portion of the funds in the Trust Accounts shall be invested in Eligible Investments and reinvested by the Indenture Trustee upon Issuing Entity Order, subject to the provisions of Section 5.1(b) of the Sale and Servicing Agreement, and, with respect to investments and reinvestments relating to the Spread Account only, meeting the requirements of

§246.4(b)(2) of Regulation RR as determined solely by the Servicer. For the avoidance of doubt, in no event shall the Indenture Trustee have any obligation or responsibility to monitor or enforce compliance with, or be charged with knowledge of the requirements of Regulation RR (including, but not limited to, §246.4(b)(2) and §246.4(b)(3)(i) therein), nor shall it be liable to any investor or any other party whatsoever for any violation of Regulation RR (including, but not limited to, §246.4(b)(2) and §246.4(b)(3)(i) therein) or any similar provisions now or hereafter in effect or the breach of any terms of the Indenture or any other document in connection therewith.

All income or other gain from investments of monies deposited in the Trust Accounts shall be deposited by the Indenture Trustee in the Collection Account. The Issuing Entity will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuing Entity shall deliver to the Indenture Trustee an Opinion of Counsel to such effect.

(b)            Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable for the selection of Eligible Investments or by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein, except for losses attributable to the Indenture Trustee’s failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms; provided, however, that the limitation to the Indenture Trustee’s liability does not extend to any actions constituting willful misconduct, negligence or bad faith.

(c)            If (i) the Issuing Entity shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 a.m. (New York City time) (or such other time as may be agreed by the Issuing Entity and the Indenture Trustee) on any Business Day; or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2, or, if such Notes shall have been declared due and payable following an Event of Default, but amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.4(b) as if there had not been such a declaration; then such funds on deposit in the Trust Accounts shall remain uninvested.

(d)            [Reserved].

SECTION 8.4.      Release of Trust Estate.       (a)  Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by this Indenture shall, execute instruments to release property from the Lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(b)            The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Indenture Trustee pursuant to Section 6.7 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the Lien of this Indenture and release to the Issuing Entity or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the Lien of this Indenture pursuant to this paragraph only upon receipt of an Issuing Entity Request accompanied by an Officer’s Certificate, an Opinion of Counsel, and (if required by the TIA) Independent Certificates in accordance with TIA §§ 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1 or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

SECTION 8.5.      Opinion of Counsel. The Indenture Trustee shall receive at least seven days’ notice when requested by the Issuing Entity to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

Article IX
Supplemental Indentures

SECTION 9.1.      Supplemental Indentures Without Consent of Noteholders.

(a)            Without the consent of the Holders of Notes but with prior written notice to the Rating Agencies (which notice shall be given pursuant to Section 11.21), the Issuing Entity and the Indenture Trustee, when authorized by an Issuing Entity Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i)            to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;

(ii)           to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuing Entity, and the assumption by any such successor of the covenants of the Issuing Entity herein and in the Notes;

(iii)          to add to the covenants of the Issuing Entity, for the benefit of the Holders of Notes, or to surrender any right or power herein conferred upon the Issuing Entity;

(iv)           to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v)            to replace the Spread Account with another form of credit enhancement; provided, the Rating Agency Condition is satisfied; provided further, that such replacement is not prohibited by Regulation RR;

(vi)           to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially adversely affect the interests of the Holders of Notes;

(vii)          to evidence and provide for the acceptance of the appointment hereunder by a successor or additional trustee with respect to the Notes or any class thereof and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI;

(viii)         to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; or

(ix)            to amend the “Specified Spread Account Balance” definition in a manner that results in an increase in the amounts required to be on deposit in the Spread Account pursuant to such definition; provided, that such amendment is not prohibited by Regulation RR.

The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b)            The Issuing Entity and the Indenture Trustee, when authorized by an Issuing Entity Order, may, without the consent of any of the Holders of Notes but with prior written notice to the Rating Agencies (which notice shall be given pursuant to Section 11.21), enter into an indenture or indentures supplemental hereto to cure any ambiguity, to correct or supplement any provisions in this Indenture or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Officer’s Certificate of the Seller, adversely affect in any material respect the interests of any Noteholder. A supplemental indenture shall be deemed not to adversely affect in any material respect the interests of any Class of Notes if the Rating Agency Condition has been satisfied with respect to such supplemental indenture for such Class of Notes.

(c)            [Reserved].

SECTION 9.2.      Supplemental Indentures With Consent of Noteholders. The Issuing Entity and the Indenture Trustee, when authorized by an Issuing Entity Order, may, with prior written notice to the Rating Agencies (which notice shall be given pursuant to Section 11.21) and with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuing Entity and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

(i)             delay the Class Final Scheduled Maturity Date of any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

(ii)            reduce the percentage of the Outstanding Amount, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

(iii)           modify or alter the provisions of the proviso to the definition of “Outstanding”;

(iv)           reduce the percentage of the Outstanding Amount required to direct the Indenture Trustee to direct the Issuing Entity to sell or liquidate the Trust Estate pursuant to Section 5.4;

(v)            modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

(vi)           modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

(vii)          permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any property at any time subject hereto or deprive any Holder of Notes of the security provided by the Lien of this Indenture.

It shall not be necessary for any Act of the Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Indenture or in any other Basic Document) and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may provide.

Promptly after the execution by the Issuing Entity and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.3.      Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and, subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise. Any amendment which affects the rights, duties, immunities or liabilities of the Trustee shall require the Trustee’s written consent.

SECTION 9.4.      Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuing Entity and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 9.5.      Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

SECTION 9.6.      Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuing Entity or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuing Entity, to any such supplemental indenture may be prepared and executed by the Issuing Entity and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

SECTION 9.7.      Amendment without Consent. Notwithstanding anything herein to the contrary (other than as provided in Section 9.1(c) and Section 9.2), any term or provision of this Agreement may be amended by the Issuing Entity and the Indenture Trustee without the consent of the Noteholders, Note Owners or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to comply with or obtain more favorable treatment for the Issuing Entity, the Seller or any of their Affiliates under or with respect to any law or regulation or any accounting rule or principle (whether now or in the future in effect); it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

SECTION 9.8.      [Reserved].

Article X
Redemption of Notes

SECTION 10.1.      Redemption.       (a)  The Notes are subject to redemption in whole, but not in part, at the direction of CNHICA pursuant to Section 9.1(a) of the Sale and Servicing Agreement, on any Payment Date on which CNHICA exercises its option to purchase the Trust Estate pursuant to said Section 9.1(a), for a purchase price equal to the Redemption Price. The Servicer or the Issuing Entity shall furnish the Rating Agencies notice of such redemption. If such Notes are to be redeemed pursuant to this Section 10.1, CNHICA or the Issuing Entity shall furnish notice of such election to the Indenture Trustee not later than 25 days prior to the Redemption Date and the Issuing Entity shall deposit with the Indenture Trustee in the Note Distribution Account the Redemption Price of the Notes to be redeemed.

(b)            Reserved.

SECTION 10.2.      Form of Redemption Notice. Notice of redemption under Section 10.1 shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than five Business Days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder’s address appearing in the Note Register.

All notices of redemption shall state:

(i)            the Redemption Date;

(ii)           the Redemption Price;

(iii)          the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuing Entity to be maintained as provided in Section 3.2); and

(iv)          the CUSIP numbers of the affected Notes.

Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuing Entity. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

SECTION 10.3.      Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption pursuant to this Article, become due and payable on the Redemption Date at the Redemption Price and (unless the Issuing Entity shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

Article XI
Miscellaneous

SECTION 11.1.      Compliance Certificates and Opinions, etc.       (a)  Upon any application or request by the Issuing Entity to the Indenture Trustee to take any action under this Indenture, the Issuing Entity shall furnish to the Indenture Trustee: (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by this Indenture, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(w)            a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(x)            a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(y)            a statement that, in the opinion of each such signatory, such signatory has made (or has caused to be made) such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(z)            a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

(b)            (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the Lien of this Indenture, the Issuing Entity shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days after such deposit) to the Issuing Entity of the Collateral or other property or securities to be so deposited.

(ii)            Whenever the Issuing Entity is required to furnish to the Indenture Trustee an Officer’s Certificate described in clause (i), the Issuing Entity shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuing Entity of the Collateral or other property or securities to be so deposited and of all other such Collateral or other property or securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuing Entity, as set forth in the certificates delivered pursuant to clause (i) and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any Collateral or other property or securities so deposited if the fair value thereof to the Issuing Entity as set forth in the related Officer’s Certificate is (A) less than $25,000 or (B) less than one percent of the then Outstanding Amount of the Notes.

(iii)            Other than with respect to property as contemplated by clause (v), whenever any Collateral or other property or securities are to be released from the Lien of this Indenture, the Issuing Entity shall also furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days after such release) of the Collateral or other property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)            Whenever the Issuing Entity is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii), the Issuing Entity shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value to the Issuing Entity of the Collateral or other property or securities and of all other property, other than property as contemplated by clause (v), or securities released from the Lien of this Indenture since the commencement of the then-current fiscal year, as set forth in the certificates required by clause (iii) and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of Collateral or other property or securities if the fair value thereof to the Issuing Entity as set forth in the related Officer’s Certificate is (A) less than $25,000 or (B) less than one percent of the then Outstanding Amount of the Notes.

(v)            Notwithstanding Section 2.9 or any other provision of this Section, the Issuing Entity may, without compliance with the requirements of the other provisions of this Section: (A) collect, liquidate, sell or otherwise dispose of Receivables and Financed Equipment as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents so long as the Issuing Entity shall deliver to the Indenture Trustee every six months, commencing October 1, 2023, an Officer’s Certificate of the Issuing Entity stating that all such dispositions of Collateral that occurred since the execution of the previous such Officer’s Certificate (or for the first such Officer’s Certificate, since the Closing Date) were in the ordinary course of the Issuing Entity’s business and that the proceeds thereof were applied in accordance with the Basic Documents.

SECTION 11.2.      Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified

Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuing Entity may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to the matters upon which his certificate or opinion is based is/are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuing Entity or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Issuing Entity or the Administrator, as applicable, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to such matters is/are erroneous.

Where any Person is required or permitted to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture, in connection with any application, certificate or report to the Indenture Trustee, it is provided that the Issuing Entity shall deliver any document as a condition of the granting of such application, or as evidence of the Issuing Entity’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuing Entity to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

SECTION 11.3.      Acts of Noteholders.       (a)  Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instrument(s) of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument(s) are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuing Entity. Such instrument(s) (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument(s). Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuing Entity, if made in the manner provided in this Section.

(b)            The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)            The ownership of Notes shall be proved by the Note Register.

(d)            Any request, demand, authorization, direction, notice, consent, waiver or Act by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof, in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuing Entity in reliance thereon, whether or not notation of such action is made upon such Note.

SECTION 11.4.      Notices, etc., to the Indenture Trustee, Issuing Entity and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders, or other documents provided or permitted by this Indenture, shall be in writing and, if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

(a)            the Indenture Trustee by any Noteholder or by the Issuing Entity, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

(b)            the Issuing Entity by the Indenture Trustee or by any Noteholder, shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Issuing Entity addressed to: CNH Equipment Trust 2023-A, in care of Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, (facsimile: (302) 636-4140) or by email to rsimpson@wilmingtontrust.com, and to New Holland Credit Company, LLC, as Administrator, 100 Brubaker Avenue, New Holland Pennsylvania, 17557, Attention: Finance Manager, (facsimile: (630) 887-5448); with a copy to: New Holland Credit Company, LLC, 6900 Veterans Boulevard, Burr Ridge, Illinois 60527, Attention: Assistant Treasurer, (facsimile: (630) 887-5448), or at any other address facsimile number or email address previously furnished in writing to the Indenture Trustee by the Issuing Entity or the Administrator. The Issuing Entity shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

(c)            [Reserved].

Subject to Section 11.21, notices required to be given to the Rating Agencies by the Issuing Entity, the Indenture Trustee or the Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, or by facsimile to their respective addresses or facsimile numbers set forth above or, to the extent not set forth there, as set forth in Section 10.3 of the Sale and Servicing Agreement.

SECTION 11.5.      Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

In case, by reason of the suspension of regular mail service, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

SECTION 11.6.      Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuing Entity may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture or the Notes for such payments or notices. The Issuing Entity will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

SECTION 11.7.      Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by the TIA, such required provision shall control.

The provisions of TIA §§ 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

SECTION 11.8.      Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 11.9.      Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuing Entity shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.

SECTION 11.10.      Severability. Any provision of this Indenture or the Notes that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or of the Notes, as applicable, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.11.      Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders, the Trustee, a Successor Servicer, any other party secured hereunder and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 11.12.      Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date; provided, however, that interest on the Notes will be calculated and accrue as set forth in the definition of “Class Interest Amount” and “Interest Period” in the Indenture.

SECTION 11.13.      Governing Law. This Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 11.14.      Counterparts. This Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.15.      Recording of Indenture. If this Indenture is subject to recording in any public recording offices, such recording is to be effected by the Issuing Entity and, at its expense, accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

SECTION 11.16.      Trust Obligation. (a) No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against: (i) the Indenture Trustee or the Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, officer, director, employee or agent of: (a) the Indenture Trustee or the Trustee in their individual capacities, (b) any owner of a beneficial interest in the Issuing Entity, the Trustee or the Indenture Trustee or (c) any successor or assign of the Indenture Trustee or the Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuing Entity hereunder, the Trustee shall be subject to, and entitled to the benefits of, Articles VI, VII and VIII of the Trust Agreement.

(b) It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company (“WTC”), not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by WTC but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on WTC, individually or personally, to perform any covenant either expressed or implied contained herein of the Trust, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WTC has not verified and has made no investigation as to the accuracy or completeness of any representations and warranties made by the Trust in this Agreement and (e) under no circumstances shall WTC be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

SECTION 11.17.      No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller or the Issuing Entity, or solicit or join or cooperate with or encourage any institution against the Seller or the Issuing Entity of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents. The foregoing shall not limit the rights of the Indenture Trustee to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted against the Issuing Entity by any Person other than the Indenture Trustee.

SECTION 11.18.      Inspection. The Issuing Entity agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuing Entity’s normal business hours, to examine all the books of account, records, reports and other papers of the Issuing Entity, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuing Entity’s affairs, finances and accounts with the Issuing Entity’s officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information; provided, however, that the foregoing shall not be construed to prohibit: (i) disclosure of any and all information that is or becomes publicly known, or information obtained by the Indenture Trustee from sources other than the Issuing Entity or Servicer, (ii) disclosure of any and all information: (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory or self-regulatory body having or claiming authority to regulate or oversee any aspects of the Indenture Trustee’s business or that of its Affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Indenture Trustee or an Affiliate or any officer, director, employee or shareholder thereof is subject, (D) in any preliminary or final offering circular, prospectus, registration statement or contract or other document pertaining to the transactions contemplated by the Indenture and approved in advance by the Issuing Entity or (E) to any Affiliate, Independent or internal auditor, agent, employee or attorney of the Indenture Trustee having a need to know the same; provided, that the Indenture Trustee advises such recipient of the confidential nature of the information being disclosed and such recipient agrees to keep such information confidential, and provided further, that the Indenture Trustee promptly notifies the Issuing Entity of any disclosure of such information that it is required to make pursuant to the preceding clause (A), (B) or (C) so that the Issuing Entity may seek appropriate protective orders or restrictions on the disclosure of the information involved; (iii) any other disclosure authorized by the Issuing Entity or the Servicer or (iv) disclosure to the other parties to the transactions contemplated by the Basic Documents.

SECTION 11.19.      Subordination. Issuing Entity and each Noteholder by accepting a Note acknowledge and agree that such Note represents indebtedness of Issuing Entity and does not represent an interest in any assets (other than the Trust Estate) of CNHCR (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Trust Estate and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent CNHCR enters into other securitization transactions, the Issuing Entity as well as each Noteholder by accepting a Note acknowledge and agree that it shall have no right, title or interest in or to any assets (or interests therein) (other than Trust Estate) conveyed or purported to be conveyed by CNHCR to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this subsection, the Issuing Entity or any Noteholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through CNHCR or any other Person owned by CNHCR, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through CNHCR or any other Person owned by CNHCR, then the Issuing Entity and each Noteholder by accepting a Note further acknowledge and agree that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of CNHCR which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including insolvency laws, and whether asserted against CNHCR or any other Person owned by CNHCR), including, the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 11.19 and the terms of this Section 11.19 may be enforced by an action for specific performance.

SECTION 11.20.      Information Requests. The parties hereto shall provide any information reasonably requested by the Issuing Entity, Seller or any of their Affiliates, at the expense of the Issuing Entity, Seller or any of their Affiliates, as applicable, in order to comply with or obtain more favorable treatment for the Issuing Entity, the Seller or any of their Affiliates under any current or future law, rule, regulation, accounting rule or principle.

SECTION 11.21.      Communications with Rating Agencies. The parties hereto (other than the Seller and its Affiliates but excluding the Issuing Entity) agree that any notices or requests to, or any other written communications with, any of the Rating Agencies, or any of their respective officers, directors or employees, to be given or provided to such Rating Agencies pursuant to, in connection with or related, directly or indirectly, to the Basic Documents, the Collateral or the Notes, shall be in each case either (i) furnished to the Seller who shall forward such communication to the Rating Agencies pursuant to Section 10.19 of the Sale and Servicing Agreement; or (ii) furnished directly to the Rating Agencies with a prior copy to the Seller. In either case, the parties hereto (other than the Seller and its Affiliates but excluding the Issuing Entity) further agree to provide such notices, requests and communications or copies thereof, as applicable, to the Seller at least one Business Day prior to the date when such notices, requests and communications are required to be delivered (or are in fact delivered, whichever is earlier) to the Rating Agencies pursuant to the Basic Documents. So long as any Notes are Outstanding, each party hereto (other than the Seller and its Affiliates but excluding the Issuing Entity) agrees that neither it nor any party on its behalf shall engage in any oral communications with respect to the transactions contemplated hereby, under the Basic Documents or in any way relating to the Notes with any Rating Agency or any of their respective officers, directors or employees, without the participation of the Seller.

SECTION 11.22.      Electronic Signatures. Any signature (including any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping through electronic means shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar State law based on the Uniform Electronic Transactions Act, and the parties hereby waive any objection to the contrary.

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IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers duly authorized as of the day and year first above written.

CNH EQUIPMENT TRUST 2023-A

By:	Wilmington Trust Company,
not in its individual capacity but solely
as Trustee

By:
Name:
Title:

CITIBANK, N.A.,
not in its individual capacity but solely
as Indenture Trustee

By:
Name:
Title:

[Signature Page to Indenture]

APPENDIX A
Definitions

“180-Day Receivable” with respect to any Collection Period means any Receivable as to which a scheduled payment is 180 days or more past due by the last day of such Collection Period and which has not become a Liquidated Receivable or a Repossessed Receivable; provided that a Receivable shall cease to be a 180-Day Receivable if the Servicer subsequently receives payment in full of each scheduled payment that was previously 180-days or more past due.

“A-1 Note” means any of the Issuing Entity’s 5.425% Class A-1 Asset Backed Notes.

“A-1 Note Final Scheduled Maturity Date” means the May 15, 2024 Payment Date.

“A-1 Note Rate” means 5.425% per annum, computed on the basis of the actual number of days in that Interest Period and a year of 360 days.

“A-1 Noteholders” means the holders of record of the A-1 Notes.

“A-2 Note” means any of the Issuing Entity’s 5.34% Class A-2 Asset Backed Notes.

“A-2 Note Final Scheduled Maturity Date” means the September 15, 2026 Payment Date.

“A-2 Note Rate” means 5.34% per annum, computed on the basis of a 360 day year of twelve 30-day months.

“A-2 Noteholders” means the holders of record of the A-2 Notes.

“A-3 Note” means any of the Issuing Entity’s 4.81% Class A-3 Asset Backed Notes.

“A-3 Note Final Scheduled Maturity Date” means the August 15, 2028 Payment Date.

“A-3 Note Rate” means 4.81% per annum, computed on the basis of a 360-day year of twelve 30-day months.

“A-3 Noteholders” means the holders of record of the A-3 Notes.

“A-4 Note” means any of the Issuing Entity’s 4.77% Class A-4 Asset Backed Notes.

“A-4 Note Final Scheduled Maturity Date” means the October 15, 2030 Payment Date.

“A-4 Note Rate” means 4.77% per annum, computed on the basis of a 360-day year of twelve 30-day months.

“A-4 Noteholders” means the holders of record of the A-4 Notes.

“Act” is defined in Section 11.3(a) of the Indenture.

“Administration Agreement” means the Administration Agreement dated as of April 1, 2023 among the Administrator, the Issuing Entity, the Indenture Trustee and the Trustee.

Appendix A (Page 1)

“Administration Fee” means the fee payable to the Administrator pursuant to Section 3 of the Administration Agreement.

“Administrator” means NH Credit, or any successor Administrator under the Administration Agreement.

“ADR Organization” means The American Arbitration Association or, if The American Arbitration Association no longer exists or if its ADR Rules would no longer permit mediation or arbitration, as applicable, of the dispute, another nationally recognized mediation or arbitration organization selected by CNHICA.

“ADR Rules” means the relevant rules of the ADR Organization for mediation (including non-binding arbitration) or binding arbitration, as applicable, of commercial disputes in effect at the time of the mediation or arbitration.

“Affiliate” means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. The term “Affiliated” has a correlative meaning.

“Aggregate Statistical Contract Value” means $900,590,616.66, which amount is equal to the aggregate Statistical Contract Value of all Receivables as of the Cutoff Date.

“Amount Financed” with respect to a Receivable means the amount advanced under such Receivable toward the purchase price of the related Financed Equipment, or, in the case of any retail installment loan, the amount advanced to the related Obligor that is secured by such Financed Equipment, and any related costs, including any insurance financed thereby.

“Annual Percentage Rate” or “APR” of a Receivable means the annual rate of finance charges in effect from time to time under the related Contract.

“Asset Balance” means, for any Payment Date, the Pool Balance as of the beginning of the current Collection Period.

“Asset Representations Review Agreement” means the Asset Representations Review Agreement, dated as of April 1, 2023 among the Issuing Entity, the Servicer and the Asset Representations Reviewer.

“Asset Representations Reviewer” means Clayton Fixed Income Services LLC, a Delaware limited liability company.

“Assignment” is defined in Section 2.1 of the Sale and Servicing Agreement.

“Authorized Officer” means, with respect to the Issuing Entity, any officer of the Trustee who is authorized to act for the Trustee in matters relating to the Issuing Entity and who is identified on the list of Authorized Officers delivered by the Trustee to the Indenture Trustee on

Appendix A (Page 2)

the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President, Assistant Treasurer, Assistant Secretary, or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuing Entity and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (in each case as such list may be modified or supplemented from time to time thereafter).

“Bankruptcy Code” means the United States Bankruptcy Code, Title 11 of the United States Code, as amended.

“Basic Documents” means the Certificate of Trust, the Trust Agreement, the Purchase Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Asset Representations Review Agreement, and other documents and certificates delivered in connection therewith.

“Benefit Plan” is defined in Section 3.4 of the Trust Agreement.

“Book-Entry Notes” means a beneficial interest in the Notes of a particular Class, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in The City of New York, New York, Wilmington, Delaware, Chicago, Illinois, New Holland, Pennsylvania, and Racine, Wisconsin are authorized or obligated by law, regulation or executive order to remain closed.

“Certificate Distribution Account” is defined in Section 5.1 of the Trust Agreement.

“Certificate of Trust” means the Certificate of Trust substantially in the form of Exhibit B to the Trust Agreement filed for the Trust pursuant to Section 3810(a) of the Trust Statute.

“Certificate Register” and “Certificate Registrar” means the register mentioned and the registrar appointed pursuant to Section 3.4 of the Trust Agreement.

“Certificated Security” has the meaning assigned thereto in Section 8-102(a)(4) of the UCC.

“Certificateholder” means a Person in whose name a Trust Certificate is registered.

“Certificates” means the Trust Certificates (as defined in the Trust Agreement).

“Citibank” means Citibank, N.A., or its successor.

“Class” means any class of Notes.

“Class A Noteholder” means any holder of a Class A Note.

Appendix A (Page 3)

“Class A Notes” means the A-1 Notes, the A-2 Notes, the A-3 Notes and the A-4 Notes.

“Class Final Scheduled Maturity Date” means, as to any Class of Notes, the final scheduled maturity date for that Class, as designated by the defined term that begins with the designation of that Class and ends with the phrase “Final Scheduled Maturity Date.” For instance, the Class Final Scheduled Maturity Date for the A-1 Notes is the A-1 Note Final Scheduled Maturity Date.

“Class Interest Amount” means, with respect to any Payment Date (the “current Payment Date”) and any Class of Notes, an amount equal to the sum of (a) the aggregate amount of interest accrued on that Class of Notes at the applicable Interest Rate from and including the preceding Payment Date (or, in the case of the initial Payment Date, from and including the Closing Date) to but excluding the current Payment Date plus (b) the Class Interest Shortfall for that Class of Notes and the current Payment Date.

“Class Interest Shortfall” means, with respect to any Payment Date (the “current Payment Date”) and any Class of Notes, the excess of the Class Interest Amount for the preceding Payment Date over the amount in respect of interest on that Class of Notes that was actually deposited in the Note Distribution Account on such preceding Payment Date, plus interest on such excess, to the extent permitted by law, at a rate per annum equal to the Interest Rate on that Class of Notes, from such preceding Payment Date to but excluding the current Payment Date.

“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act that has been designated as the “Clearing Agency” for purposes of the Indenture.

“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

“Closing Date” means April 25, 2023.

“CNH Industrial” means CNH Industrial N.V., a company organized under the laws of The Netherlands, and its successors and assigns.

“CNH Industrial America” means CNH Industrial America LLC, a Delaware limited liability company, and its successors and assigns.

“CNHCR” means CNH Capital Receivables LLC, a Delaware limited liability company, and its successors in interest to the extent permitted hereunder.

“CNHCR Assets” is defined in Section 2.1 of the Sale and Servicing Agreement.

“CNHICA” means CNH Industrial Capital America LLC, a Delaware limited liability company, and its successors and assigns.

“CNHICA Assets” is defined in Section 2.1 of the Purchase Agreement.

Appendix A (Page 4)

“CNHICA Assignment” means the document of assignment attached to the Purchase Agreement as Exhibit A.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

“Collateral” is defined in the Granting Clause of the Indenture.

“Collection Account” means the account designated as such, established and maintained pursuant to Section 5.1(a) of the Sale and Servicing Agreement.

“Collection Period” means, with respect to any Payment Date, the period from the end of the preceding Collection Period (or, if for the first Payment Date, from the beginning of the day after the Cutoff Date) to and including the last day of the calendar month preceding the calendar month in which the Payment Date occurs.

“Commission” means the Securities and Exchange Commission.

“Contract” means a Retail Installment Contract.

“Contract Value” means, with respect to any day (including the Cutoff Date), the sum of (a) the present value of the future Scheduled Payments discounted monthly at an annual rate equal to the Specified Discount Factor; plus (b) the amount of any past due payments.

“Control” with respect to any Federal Book Entry Security, the Indenture Trustee shall have obtained control if:

(i)            the Indenture Trustee is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the Issuing Entity of such Federal Book Entry Security, and such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to the Indenture Trustee’s securities account in such book entry system; or

(ii)            (a) the Indenture Trustee (1) is registered on the records of a Securities Intermediary as the Person having a Securities Entitlement in respect of such Federal Book Entry Security against such Securities Intermediary; or (2) has obtained the agreement, in writing, of the Securities Intermediary for such Securities Entitlement that such Securities Intermediary will comply with Entitlement Orders of the Indenture Trustee without further consent of any other Person; and (b) the Securities Intermediary is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the Issuing Entity of such Federal Book Entry Security; and (c) such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to the Securities Intermediary’s securities account in such book entry system.

Appendix A (Page 5)

“Corporate Trust Office” means, (a) with respect to the Indenture Trustee or the Paying Agent, the office of the Indenture Trustee in New York at which at any particular time its corporate trust business shall be administered, and all notices to the Indenture Trustee shall be directed to the Indenture Trustee’s office located at Citibank, N.A., 388 Greenwich St, New York NY 10013, Attn: Agency & Trust – CNH Equipment Trust 2023-A, and for purposes of presentment and surrender of the Notes, at Citibank, N.A., 480 Washington Blvd. 30th Fl, Jersey City, NJ 07310, Attn: Agency & Trust – CNH Equipment Trust 2023-A; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Seller, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Seller), and (b) with respect to the Trustee, the principal corporate trust office of the Trustee located at 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration; or at such other address as the Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Certificateholders and the Depositor).

“Cutoff Date” means March 31, 2023.

“Cutoff Date APR” means 4.91%, which is an annual rate that equals the weighted average adjusted APR of the Receivables as of the Cutoff Date.

“Dealer” means the dealer (which may include retail outlets owned in whole or in part by CNH Industrial America LLC) or other third-party that originated and assigned the respective Receivable to CNHICA or NH Credit, as applicable, under a Dealer Agreement.

“Dealer Agreement” means the retail financing agreement, warranty agreement or other agreement between the applicable Dealer and CNHICA or NH Credit, as applicable, which governs the terms of sales of Receivables from that Dealer to CNHICA or NH Credit, as applicable.

“Default” means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

“Definitive Notes” is defined in Section 2.10 of the Indenture.

“Delinquency Ratio” for any calendar month means the ratio, expressed as a percentage, of (a) the sum, for all of the Receivables, of all scheduled payments that are 60 days or more past due (other than Purchased Receivables and Liquidated Receivables) as of the end of such month, determined in accordance with the Servicer’s then-current practices, to (b) the Pool Balance as of the last day of such month.

“Delinquency Trigger” means, for any Collection Period, that the aggregate Principal Balance of Receivables that are 61+ days delinquent as a percentage of the Pool Balance as of the last day of the Collection Period exceeds (a) 10% for the first 12 Collection Periods following the Cutoff Date and (b) 16% for the remaining Collection Periods that the Notes are Outstanding. The period of delinquency for a Receivable is the number of days that a payment of more than an inconsequential amount is past due. Payments of $50 or more are generally considered consequential.

Appendix A (Page 6)

“Delivery” means, when used with respect to Trust Account Property:

(i)            with respect to a Certificated Security, transfer of such Certificated Security to

(x) with respect to Trust Account Property relating to the Spread Account, the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian or endorsement in blank, in any case to be held in the name of and for the benefit of the Trust, or

(y) in all other cases, the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian, endorsed to, or registered in the name of the Indenture Trustee or its nominee or custodian or endorsed in blank; and

(ii)            with respect to any such Trust Account Property that constitutes an Uncertificated Security (including any investments in money market mutual funds, but excluding any Federal Book Entry Security), (x)(A) with respect to Trust Account Property relating to the Spread Account, registration of the Trust as the registered owner, or (B) in all other cases, registration of the Indenture Trustee as the registered owner by the Issuing Entity, or (y) satisfaction of the requirements for obtaining “control” pursuant to Section 8-106(c)(2) of the UCC.

“Depositor” means the Seller in its capacity as Depositor under the Trust Agreement.

“Determination Date” means, with respect to any Transfer Date, the second Business Day prior to such Transfer Date.

“Eligible Deposit Account” means: (a) a segregated deposit account maintained with a federal or State-chartered depository institution or trust company that is an Eligible Institution or (b) with respect to Eligible Investments only, a segregated trust account maintained with the corporate trust department of a federal depository institution or State-chartered depository institution that is subject to federal or State regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. §9.10(b) which has corporate trust powers, acting in its fiduciary capacity, so long as, (x) if Fitch has been hired by the Sponsor to rate the Notes (and is still rating such Notes), the long-term unsecured debt obligations of such depository institution have a credit rating of at least “A” by Fitch or the commercial paper, short-term debt obligations or other short-term deposits of such depository institution have a credit rating of at least “F1” by Fitch; (y) if S&P has been hired by the Sponsor to rate the Notes (and is still rating such Notes), the long-term unsecured debt obligations of such depository institution have a credit rating of at least “BBB” or the commercial paper, short-term debt obligations or other short-term deposits of such depository institution have a credit rating of at least “A-2” by S&P; and (z) if Moody’s has been hired by the Sponsor to rate the Notes (and is still rating such Notes), the long-term unsecured debt obligations of such depository institution have a credit rating of at least “A2” by Moody’s or the commercial paper, short-term debt obligations or other short-term deposits of such depository institution have a credit rating of at least “P-1” by Moody’s.

Appendix A (Page 7)

“Eligible Institution” means: (a) for Fitch (x) an institution whose long term unsecured debt obligations or other long term deposits are rated at least “A” by Fitch, or (y) an institution whose commercial paper, short term debt obligations or other short term deposits are rated at least “F1” by Fitch; (b) for S&P (x) in the case of deposit accounts or trust accounts in which deposits are held for less than thirty (30) days, an institution whose long-term unsecured debt obligations are rated at least “BBB” by S&P, and if such institution has a short-term rating from S&P, an institution whose commercial paper, short-term debt obligations or other short-term deposits are rated at least “A-2” by S&P or (y) in the case of deposit accounts or trust accounts in which deposits are held for more than thirty (30) days, an institution whose long-term unsecured debt obligations are rated at least “BBB” by S&P, and if such institution has a short-term rating from S&P, an institution whose commercial paper, short-term debt obligations or other short-term deposits are rated at least “A-2” by S&P; and (c) for Moody’s (x) an institution whose long term unsecured debt obligations or other long term deposits are rated at least “A2” by Moody’s, or (y) an institution whose commercial paper, short term debt obligations or other short term deposits are rated at least “P-1” by Moody’s.

“Eligible Investments” mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form that evidence:

(a)            direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

(b)            demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

(c)            commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

(d)            investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Trustee or any of their respective Affiliates is investment manager or advisor);

(e)            bankers’ acceptances issued by any depository institution or trust company referred to in clause (b);

Appendix A (Page 8)

(f)            repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

(g)            any other investment which satisfies the Rating Agency Condition and which is in the highest investment category granted by each applicable Rating Agency;

provided that, in the case of investments relating to the Spread Account, in each case such investment meets the requirements of Regulation RR, and provided further, that investments described in clauses (b) through (g) shall be made only so long as making such investments will not require the Issuing Entity to register as an investment company under the Investment Company Act of 1940, as amended.

“Entitlement Order” has the meaning assigned thereto in Section 8-102(a)(8) of the UCC.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

“Event of Default” is defined in Section 5.1 of the Indenture.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Act Reports” means any reports on Form 10-D, Form 8-K and Form 10-K filed or to be filed by the Seller with respect to the Issuing Entity under the Exchange Act.

“Executive Officer” means, with respect to any corporation or limited liability company, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation or limited liability company; and with respect to any partnership, any general partner thereof.

“Expenses” is defined in Section 8.2 of the Trust Agreement.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of the Indenture, any current or future Treasury Regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b) of the Code.

“FATCA Withholding Tax” means any withholding tax imposed pursuant to FATCA.

“Federal Book Entry Security” means an obligation (i) issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, or any other direct obligation of, or obligation fully guaranteed as to timely payment of principal and interest by, the United States of America, that is a book-entry security held through the Federal Reserve System pursuant to federal book entry regulations, and (ii) the perfection of a security interest in which is governed pursuant to federal regulations by Article 8 of the UCC.

Appendix A (Page 9)

“FDIC” means the Federal Deposit Insurance Corporation or any successor.

“Final Scheduled Maturity Date” means the latest to occur of the Class Final Scheduled Maturity Dates.

“Financed Equipment” means property, including any agricultural, construction, forestry or other equipment, together with all accessions thereto, securing an Obligor’s indebtedness under a Retail Installment Contract, including any Substitute Equipment that has been substituted (in accordance with Section 4.14 of the Sale and Servicing Agreement) for a piece of equipment that originally secured such indebtedness under a Retail Installment Contract (“Replaced Equipment”). Following the substitution of the Substitute Equipment pursuant to Section 4.14 of the Sale and Servicing Agreement, the Replaced Equipment shall no longer be considered Financed Equipment for any purposes in the Basic Documents.

“Financial Asset” has the meaning assigned thereto in Section 8-102(a)(9) of the UCC.

“Fitch” means Fitch Ratings, Inc., or its successors.

“Form 10-D Disclosure Item” shall mean with respect to any Person, (a) any legal proceedings pending against such Person or of which any property of such Person is then subject, or (b) any governmental proceeding known to be contemplated by governmental authorities against such Person or of which any property of such Person would be subject, in each case that would be material to the Noteholders.

“Grant” means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a Lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture, and other forms of the verb “to Grant” shall have correlative meanings. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

“Holder” means (a) with respect to a Note, the Person in whose name a Note is registered on the Note Register and (b) with respect to a Certificate, a Certificateholder, as the context may require.

“Indemnified Parties” is defined in Section 8.2 of the Trust Agreement.

“Indenture” means the Indenture dated as of April 1, 2023 between the Issuing Entity and the Indenture Trustee, as the same may be amended and supplemented from time to time.

“Indenture Trustee” means Citibank, N.A., a national banking association, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

Appendix A (Page 10)

“Independent” means, when used with respect to any specified Person, that the Person: (a) is in fact independent of the Issuing Entity, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuing Entity, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuing Entity, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

“Independent Certificate” means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuing Entity Order in the exercise of reasonable care and approved by the Indenture Trustee, and such opinion or certificate shall state that the signer has read the definition of “Independent” in the Indenture and that the signer is Independent within the meaning thereof.

“Initial Pool Balance” means the Pool Balance as of the Cutoff Date, which is $837,963,350.39.

“Insolvency Event” means, with respect to a specified Person: (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days, or (b) the commencement by such Person of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Instrument” has the meaning assigned thereto in Section 9-102(47) of the UCC.

“Interest Period” means (a) with respect to the first Payment Date, the period from and including the Closing Date to, but excluding, the first Payment Date, and (b) with respect to any other Payment Date, the period from and including the immediately preceding Payment Date to, but excluding, that Payment Date.

“Interest Rate” means (a) as to the A-1 Notes, the A-1 Note Rate, (b) as to the A-2 Notes, the A-2 Note Rate, (c) as to the A-3 Notes, the A-3 Note Rate and (d) as to the A-4 Notes, the A-4 Note Rate.

“Investment Earnings” means, with respect to any Payment Date, the interest and other investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust

Appendix A (Page 11)

Accounts to be deposited into the Collection Account on the related Transfer Date pursuant to Section 5.1(b) of the Sale and Servicing Agreement.

“Investment Property” is defined in Section 9-102(49) of the UCC.

“Issuing Entity” means CNH Equipment Trust 2023-A until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

“Issuing Entity Order” and “Issuing Entity Request” means a written order or request, respectively, signed in the name of the Issuing Entity by any one of its Authorized Officers and delivered to the Indenture Trustee.

“Item 1119 Party” means the Seller, CNHICA, the Servicer, the Indenture Trustee, the Trustee, any underwriter of the Notes, the Asset Representations Reviewer, and any other material transaction party identified by the Seller or CNHICA to the Indenture Trustee or the Trustee in writing.

“Lien” means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than (i) tax liens, mechanics’ liens and any liens that attach to the related Receivable by operation of law as a result of any act or omission by the related Obligor and (ii) any lien against the Financed Equipment resulting from a cross-collateralization provision in the related Contract.

“Liquidated Receivable” means any Receivable liquidated by the Servicer through the sale or other disposition of the related Financed Equipment or that the Servicer has, after using all reasonable efforts to realize upon the Financed Equipment, determined to charge off without realizing upon the Financed Equipment.

“Liquidation Proceeds” means, with respect to any Liquidated Receivable, the monies collected in respect thereof from whatever source (including the proceeds of insurance policies with respect to the related Financed Equipment (to the extent not used to purchase Substitute Equipment) or Obligor and payments made by a Dealer pursuant to the related Dealer Agreement with respect to such Receivable), other than Recoveries, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

“Measured Losses” means, for any Collection Period, the sum of (a) for each Receivable that became a Liquidated Receivable during such Collection Period, the difference between (i) the Principal Balance plus accrued and unpaid interest on such Receivable less the Write Down Amount for such Receivable (if such Receivable was a 180-Day Receivable or Repossessed Receivable at the time of liquidation), if any, and (ii) the Liquidation Proceeds received with respect to such Receivable during such Collection Period, (b) with respect to any Receivable that became a 180-Day Receivable or a Repossessed Receivable during such Collection Period, the Write Down Amount, if any, for that Receivable and (c) with respect to each other 180-Day Receivable or Repossessed Receivable, the amount of the adjustment, if any, to the Write Down Amount for such Receivable for the related Collection Period.

Appendix A (Page 12)

“Modification Purchase Event” is defined in Section 4.2 of the Sale and Servicing Agreement.

“Moody’s” means Moody’s Investors Service, Inc., or its successor.

“NH Credit” means New Holland Credit Company, LLC, a Delaware limited liability company, and its successors and assigns.

“Note Balance” means the aggregate Outstanding Amount of the Notes from time to time.

“Note Depository Agreement” means the agreement between the Issuing Entity and The Depository Trust Company, as the initial Clearing Agency, dated as of or around the Closing Date.

“Note Distribution Account” means the account designated as such, established and maintained pursuant to Section 5.1(a)(ii) of the Sale and Servicing Agreement.

“Note Monthly Additional Principal Distributable Amount” means with respect to any Payment Date, the excess of (i) the outstanding principal balance of the Notes after distribution of the Note Monthly Principal Distributable Amount on such Payment Date over (ii) the excess of (a) the Asset Balance for such Payment Date over (b) the Target Overcollateralization Amount.

“Note Monthly Principal Distributable Amount” means, with respect to any Payment Date, the amount, if any, necessary to be paid on the Notes to reduce the Outstanding Amount of the Notes to an amount equal to the (1) Asset Balance for that Payment Date less (2) the amount of the excess, if any, of (i) the Asset Balance for the previous payment date (or, in the case of the first payment date, the Pool Balance as of the Cut-off Date) over (ii) the outstanding principal amount of the notes after giving effect to the distributions on the previous payment date (or, in the case of the first payment date, the principal amount of the notes as of the closing date); provided that (a) the Note Monthly Principal Distributable Amount shall not exceed the aggregate Outstanding Amount of the Notes, and (b) on the Class Final Scheduled Maturity Date for each Class of Notes, the Note Monthly Principal Distributable Amount shall at least equal the amount necessary to reduce the outstanding principal balance of such Class to zero.

“Note Owner” means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with the Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of the Clearing Agency).

“Note Pool Factor” means, as of the close of business on any Payment Date with respect to any Class of Notes, the Outstanding Amount of that Class of Notes divided by the original Outstanding Amount of that Class of Notes (carried out to the seventh decimal place). The Note Pool Factor for each Class will be 100% as of the Closing Date, and, thereafter, will decline to reflect reductions in the Outstanding Amount of the Notes.

“Note Register” and “Note Registrar” have the respective meanings specified in Section 2.4 of the Indenture.

Appendix A (Page 13)

“Noteholder FATCA Information” means information sufficient to eliminate the imposition of, or determine the amount of FATCA Withholding Tax.

“Noteholder Tax Identification Information” means properly completed and signed tax certifications (generally, in the case of U.S. federal income tax, IRS Form W-9 (or applicable successor form) in the case of a Person that is a “United States Person” within the meaning of Section 7701(a)(30) of the Code or the appropriate IRS Form W-8 (or applicable successor form) in the case of a Person that is not a “United States Person” within the meaning of Section 7701(a)(30) of the Code).

“Noteholders” means the Class A Noteholders.

“Noteholders’ Distributable Amount” means, with respect to any Payment Date, the sum of: (a) the Class Interest Amount for each Class of Notes and (b) the Note Monthly Principal Distributable Amount.

“Notes” means the Class A Notes.

“Obligor” means, with respect to any Receivable, any Person who owes payments under the Receivable.

“Officer’s Certificate” means a certificate signed by one of the following: the Chairman of the Board, the President, the Vice Chairman of the Board, an Executive Vice President, any Vice President, a Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Seller, Administrator or Servicer, as appropriate.

“Opinion of Counsel” means a written opinion of counsel (who may, except as otherwise expressly provided in a Basic Document, be an employee of or counsel to the Seller or the Servicer), which counsel and opinion shall be reasonably acceptable to the Indenture Trustee, the Trustee or the Rating Agencies, as applicable.

“Originator” means CNHICA.

“Outstanding” means, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

(i)             Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

(ii)            Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture); and

(iii)           Notes in exchange for or in lieu of other Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to

Appendix A (Page 14)

the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuing Entity, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Issuing Entity, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

“Outstanding Amount” means the aggregate principal amount of all Notes, or Class of Notes, as applicable, Outstanding at the date of determination.

“Paying Agent” means (a) with respect to the Notes, the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuing Entity to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuing Entity, and (b) with respect to the Certificates, any paying agent or co-paying agent appointed pursuant to Section 3.9 of the Trust Agreement, and shall initially be Citibank.

“Payment Date” means, with respect to each Collection Period, the fifteenth day of the calendar month following the end of that Collection Period, or, if such day is not a Business Day, the next Business Day, commencing on May 15, 2023.

“Person” means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Pool Balance” means, at any time, the sum of the aggregate Contract Values of the Receivables as of the beginning of a Collection Period (after giving effect to all payments received from Obligors and Purchase Amounts to be remitted by the Servicer, CNHICA or the Seller, as the case may be, with respect to the preceding Collection Period, if any, and all Realized Losses on Receivables liquidated during such preceding Collection Period, if any) less the aggregate Write Down Amount as of the last day of the preceding Collection Period, if any.

“Posted Date” is defined in Section 5.3 of the Sale and Servicing Agreement.

“Predecessor Note” means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

Appendix A (Page 15)

“Preliminary Prospectus” means the prospectus (subject to completion, dated April 13, 2023), relating to the Class A Notes.

“Preliminary Prospectus Date” means the date of the Preliminary Prospectus (subject to completion).

“Principal Balance” of a Receivable, as of the close of business on the last day of a Collection Period, means the Amount Financed minus the sum of: (i) that portion of all Scheduled Payments paid on or prior to such day allocable to principal using the simple interest method, (ii) any refunded portion of insurance premiums included in the Amount Financed, (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal and (iv) any prepayment in full or any partial prepayments applied to reduce the Principal Balance of the Receivable.

“Prior Securitization” means a prior securitization by a CNH Equipment Trust.

“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.

“Prospectus” means the prospectus dated April 18, 2023 relating to the Class A Notes.

“Prospectus Date” means the date of the Prospectus.

“Purchase Agreement” means the Purchase Agreement dated as of April 1, 2023 between the Seller and CNHICA, as the same may be amended and supplemented from time to time.

“Purchase Amount” means, as of the close of business on the last day of a Collection Period, an amount equal to the Contract Value of the applicable Contract, as of the first day of the immediately following Collection Period (or, with respect to any applicable Contract that is a Liquidated Receivable, as of the day immediately prior to such Contract becoming a Liquidated Receivable less any Liquidation Proceeds actually received by the Issuing Entity) plus interest accrued and unpaid thereon as of such last day at a rate per annum equal to, in the case of any Contract transferred on the Closing Date, the Cutoff Date APR.

“Purchase Price” is defined in Section 2.1 of the Purchase Agreement.

“Purchased Receivable” means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer or CNHICA pursuant to Section 4.6 of the Sale and Servicing Agreement, by CNHICA pursuant to Section 6.2 of the Purchase Agreement, or by the Seller pursuant to Section 3.2 of the Sale and Servicing Agreement, or as of the first day of a Collection Period by CNHICA pursuant to Section 9.1(a) of the Sale and Servicing Agreement and Section 6.2 of the Purchase Agreement.

“Rating Agency” means, to the extent the applicable following rating agency is hired by CNHICA to rate the Notes and such rating agency is still rating such Notes, each of S&P, Fitch and Moody’s.

Appendix A (Page 16)

“Rating Agency Condition” means, with respect to any action, that (with respect to each of the following rating agencies to the extent the following rating agency is hired by the Sponsor to rate the Notes and such rating agency is still rating such Notes) (a) S&P and Fitch shall have each been given at least 10 Business Days’ prior notice thereof and (b) Moody’s shall have been given at least 10 Business Days’ prior notice thereof and shall not have notified the Issuing Entity and the Indenture Trustee that such action will result in a reduction or withdrawal of its then current rating of any Class of the Notes.

“Reacquired Receivables” means Receivables that (i) have been purchased by the Servicer, repurchased by CNHICA or the Seller, or otherwise transferred to the Servicer, Seller or CNHICA or their Affiliate pursuant to the terms of the Basic Documents or (ii) are designated or identified to be purchased by the Servicer, repurchased by CNHICA or the Seller, or otherwise transferred to the Servicer, Seller or CNHICA or their Affiliate pursuant to the terms of the Basic Documents; provided, however, with respect to the preceding clause (ii), such Receivables shall only become Reacquired Receivables the instant before (x) such purchase, repurchase or transfer pursuant to the Basic Documents, and (y) the full amount, if any, required to be paid for such Receivables having been paid and/or deposited as and when required under the Basic Documents.

“Realized Losses” means, with respect to any Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable plus accrued but unpaid interest thereon over the amount of any related Liquidation Proceeds.

“Receivable” means any Contract included in the Schedule of Receivables delivered by CNHICA to CNHCR on the Closing Date or the Schedule of Receivables delivered by the Servicer to the Trustee on the Closing Date (other than Reacquired Receivables).

“Receivable Files” means the documents specified in Section 3.4 of the Sale and Servicing Agreement.

“Record Date” means, with respect to a Payment Date or Redemption Date, the close of business on the fourteenth day of the calendar month in which such Payment Date or Redemption Date occurs, or, if Definitive Notes are issued, the close of business on the last day of the calendar month preceding the month of such Payment Date, whether or not such day is a Business Day, or if Definitive Notes were not outstanding on such date, the date of issuance of the Definitive Note.

“Recoveries” means, with respect to any Liquidated Receivable, monies collected in respect thereof, from whatever source (other than from the sale or other disposition of the Financed Equipment), after such Receivable became a Liquidated Receivable.

“Redemption Date” means the Payment Date specified by the Servicer or the Issuing Entity pursuant to Section 10.1(a) of the Indenture.

“Redemption Price” means the unpaid principal amount of the Notes redeemed, plus accrued and unpaid interest thereon at the applicable interest rate to but excluding the Redemption Date.

“Registered Holder” means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

Appendix A (Page 17)

“Regulation AB” means Regulation AB under the Securities Act of 1933, as amended.

“Replaced Equipment” is defined in “Financed Equipment” above.

“Reportable Event” shall mean any event required to be reported on Form 8-K, and in any event, the following:

(a)            entry into a definitive agreement related to the Issuing Entity or the Notes or an amendment to a Basic Document, even if the Seller is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

(b)            termination of a Basic Document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), even if the Seller is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

(c)            with respect to the Servicer only, the occurrence of a Servicer Default;

(d)            an Event of Default;

(e)            the resignation, removal, replacement, substitution, of the Indenture Trustee or the Trustee; and

(f)            with respect to the Indenture Trustee only, a required distribution to holders of the Notes is not made as of the required Payment Date under the Indenture.

“Repossessed Receivable” with respect to any Collection Period will be any Receivable as to which the Financed Equipment securing the defaulted Receivable has been repossessed on or prior to the last day of such Collection Period and which has not become a Liquidated Receivable.

“Repurchase Request” has the meaning assigned to it in Section 3.3(a) of the Sale and Servicing Agreement.

“Requesting Party” has the meaning assigned to it in Section 3.3(a) of the Sale and Servicing Agreement.

“Required Servicer Rating” means, with respect to CNH Industrial or any of its Affiliates acceptable to the applicable Rating Agency, that (a) if Fitch has been hired by the Sponsor to rate the Notes (and is still rating such Notes), the then long-term unsecured debt obligations of CNH Industrial or such Affiliate, as applicable, are rated at least equal to “BBB” by Fitch, (b) if S&P has been hired by the Sponsor to rate the Notes (and is still rating such Notes), the then long-term unsecured debt obligations of CNH Industrial or such Affiliate, as applicable, are rated at least equal to “BBB” by S&P, and (c) if Moody’s has been hired by the Sponsor to rate the Notes (and

Appendix A (Page 18)

is still rating such Notes), the then long-term unsecured debt obligations of CNH Industrial or such Affiliate, as applicable, are rated at least equal to “Baa2” by Moody’s.

“Responsible Officer” means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary or Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Retail Installment Contract” means an equipment retail installment contract or retail installment loan secured by Financed Equipment.

“Retained Note” shall mean any Notes held by the Depositor (or any other entity whose separate existence from the Issuing Entity is disregarded for federal income tax purposes) until such time as such Notes are the subject of an opinion specified in Section 2.4 of the Indenture regarding treatment of such Notes as indebtedness for federal income tax purposes, which opinion shall have been received by the Depositor and the Indenture Trustee.

“Review” has the meaning assigned to it in the Asset Representations Review Agreement.

“Review Demand Date” means, for a Review, the date the Delinquency Trigger has occurred and when the Indenture Trustee determines that the required percentage of Noteholders has voted to direct a Review under Section 7.7 of the Indenture.

“Review Notice” means the notice from the Indenture Trustee to the Asset Representations Reviewer and the Servicer directing the Asset Representations Reviewer to perform a Review.

“Review Receivable” means, for a Review, the Receivables 60 or more days delinquent as of the last day of the Collection Period for the Review Demand Date stated in the Review Notice.

“Review Report” has the meaning assigned to it in the Asset Representations Review Agreement.

“S&P” means S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC, or its successor.

“Sale and Servicing Agreement” means the Sale and Servicing Agreement, dated as of April 1, 2023 among the Issuing Entity, the Seller and the Servicer.

“Sale Proceeds” is defined in Section 9.1(b) of the Sale and Servicing Agreement.

“Schedule of Receivables” means, collectively, the listings of the Receivables attached to, or incorporated by reference in, the CNHICA Assignment and the Assignment (each of which schedules may be in the form of a compact disk or any other computer-readable medium).

“Scheduled Payment” on a Receivable means that portion of the payment required to be made by the Obligor during any Collection Period sufficient to amortize the Principal Balance

Appendix A (Page 19)

under the simple interest method, in each case, over the term of the Receivable and to provide interest at the APR.

“Secretary of State” means the Secretary of State of the State of Delaware.

“Securities Account” has the meaning assigned thereto in Section 8-501(a) of the UCC.

“Securities Entitlement” has the meaning assigned thereto in Section 8-102(a)(17) of the UCC.

“Securities Intermediary” is defined in Section 8-102(a)(14) of the UCC.

“Seller” means CNHCR.

“Servicer” means NH Credit, as the servicer of the Receivables, and any successor to NH Credit (in the same capacity) pursuant to Section 7.3 or 8.2 of the Sale and Servicing Agreement.

“Servicer Default” means an event specified in Section 8.1 of the Sale and Servicing Agreement.

“Servicer’s Certificate” means an Officer’s Certificate of the Servicer, substantially in the form of Exhibit C to the Sale and Servicing Agreement.

“Servicing Criteria” shall mean the “servicing criteria” set forth in Item 1122(d) of Regulation AB.

“Servicing Fee” means, for any Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, determined pursuant to Section 4.7 of the Sale and Servicing Agreement.

“Servicing Procedures” is defined in Section 4.1 of the Sale and Servicing Agreement.

“Simple Interest Receivable” means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined by allocating a fixed level payment between principal and interest, such that such payment is allocated first to the accrued and unpaid interest at the Annual Percentage Rate for such Receivable on the unpaid principal balance and the remainder of such payment is allocable to principal.

“Specified Discount Factor” equals 7.95%.

“Specified Spread Account Balance” means 2.00% of the Pool Balance as of the Cutoff Date. In addition to the ability to amend the “Specified Spread Account Balance” definition pursuant to Section 9.1(a) of the Indenture, the Specified Spread Account Balance may also be reduced or modified without the consent of the Holders of the Notes if the Rating Agency Condition is satisfied with respect to such reduction or modification; provided that such reduction or modification is not prohibited by Regulation RR.

“Sponsor” means CNHICA.

Appendix A (Page 20)

“Spread Account” means the account designated as such, established and maintained pursuant to Section 5.1(a) of the Sale and Servicing Agreement.

“Spread Account Deposit” means $16,759,267.01.

“State” means any one of the 50 states of the United States of America or the District of Columbia.

“Statistical Contract Value” of a Receivable means the current balance of the Receivable on the Servicer’s records.

“Substitute Equipment” is defined in Section 4.14 of the Sale and Servicing Agreement.

“Successor Servicer” is defined in Section 3.7(e) of the Indenture.

“Target Overcollateralization Amount” means the Target Overcollateralization Percentage multiplied by the Initial Pool Balance.

“Target Overcollateralization Percentage” means 3.70%.

“Test Fail” has the meaning assigned to it in Section 3.03(a) of the Asset Representations Review Agreement.

“TIA” means the Trust Indenture Act.

“Total Distribution Amount” means, with respect to any Payment Date, the aggregate amount of collections on or with respect to the Receivables with respect to the related Collection Period. Collections on or with respect to the Receivables include all payments made by or on behalf of the Obligors (including any late fees, prepayment charges, extension fees and other administrative fees or similar charges allowed by applicable law with respect to the Receivables), any proceeds from insurance policies covering the Financed Equipment (to the extent not used to purchase Substitute Equipment) or related Obligor, Liquidation Proceeds, the Purchase Amount of each Receivable that became a Purchased Receivable in respect of the related Collection Period (to the extent deposited into the Collection Account), Investment Earnings for such Payment Date and payments made by a Dealer pursuant to the related Dealer Agreement with respect to such Receivable, on the Payment Date specified in Section 5.8(b) of the Sale and Servicing Agreement; provided, however, that the Total Distribution Amount shall not include: (i) all payments or proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in the Total Distribution Amount in a prior Collection Period or (ii) any Recoveries.

“Transfer Date” means the Business Day preceding the fifteenth day of each calendar month.

“Treasury Regulations” means regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury regulations.

Appendix A (Page 21)

“Trust” means the Issuing Entity.

“Trust Account Property” means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

“Trust Accounts” has the meaning assigned thereto in Section 5.1(b) of the Sale and Servicing Agreement.

“Trust Agreement” means the Trust Agreement dated as of March 28, 2023 between the Seller and the Trustee, as the same may be amended and supplemented from time to time.

“Trust Certificate” means a certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A to the Trust Agreement.

“Trust Estate” means (a) with respect to the Indenture, all the money, instruments, rights and other property that are subject or intended to be subject to the Lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests Granted to the Indenture Trustee), including all proceeds thereof, and (b) with respect to the Trust Agreement, all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II (other than Section 2.1(b)) of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and all other property of the Trust from time to time, including any rights of the Trustee and the Trust pursuant to the Sale and Servicing Agreement and the Administration Agreement.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as in force on the date of the Indenture unless otherwise specifically provided.

“Trust Officer” means, in the case of the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and, with respect to the Trustee, any officer in the Corporate Trustee Administration Department of the Trustee with direct responsibility for the administration of the Trust Agreement and the Basic Documents on behalf of the Trustee.

“Trust Statute” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., as the same may be amended from time to time.

“Trustee” means Wilmington Trust Company, a Delaware trust company, not in its individual capacity but solely as trustee under the Trust Agreement, and any successor Trustee thereunder.

“UCC” means, unless the context otherwise requires, the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.

Appendix A (Page 22)

“Uncertificated Security” has the meaning assigned thereto in Section 8-102(a)(18) of the UCC.

“Underwriting Agreement” means the Underwriting Agreement dated April 18, 2023 among CNHICA, CNHCR and Citigroup Global Markets Inc., BNP Paribas Securities Corp., J.P. Morgan Securities LLC and SG Americas Securities, LLC, as representatives of the several underwriters named therein.

“Write Down Amount” for any Collection Period for any 180-Day Receivable or Repossessed Receivable will be the excess of (a) the Principal Balance plus accrued and unpaid interest of such Receivable as of the last day of the Collection Period during which the Receivable became a 180-Day Receivable or Repossessed Receivable, as applicable, over (b) the estimated realizable value of the Receivable, as determined by the Servicer in accordance with its then-current servicing procedures for the related Collection Period, which amount may be adjusted to zero by the Servicer in accordance with its normal servicing procedures if the Receivable has ceased to be a 180-Day Receivable as provided in the definition of “180-Day Receivable.”

Appendix A (Page 23)

EXHIBIT A-1
to Indenture

FORM OF A-1 NOTES

REGISTERED	$190,000,000(1)
No. R-1	CUSIP NO. 12664QAA2

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuing Entity or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CNH EQUIPMENT TRUST 2023-A
5.425% CLASS A-1 ASSET BACKED NOTES

CNH Equipment Trust 2023-A, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the “Issuing Entity”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED NINETY MILLION DOLLARS ($190,000,000), partially payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the A-1 Notes pursuant to Section 3.1 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the May 15, 2024 Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. The Issuing Entity will pay interest on this Note at the rate per annum shown above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from the date hereof. Interest will be computed on the basis of a 360-day year and the actual number of days in the applicable Interest Period. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(1)        Denominations of $1,000 and in greater whole-dollar denominations in excess thereof.

A-1 (Page 1)

All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-1 (Page 2)

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: ______________, 2023

CNH EQUIPMENT TRUST 2023-A
By:	Wilmington Trust Company, not in its individual capacity but solely as Trustee under the Trust Agreement

By:
Name:
Title:

A-1 (Page 3)

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated: ______________, 2023

CITIBANK, N.A.,
not in its individual capacity but solely
as Indenture Trustee

By:
Name:
Title:

A-1 (Page 4)

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuing Entity, designated as its 5.425% Class A-1 Asset Backed Notes (herein called the “A-1 Notes” or the “Notes”), all issued under an Indenture dated as of April 1, 2023 (such Indenture, as supplemented or amended, is herein called the “Indenture”) between the Issuing Entity and Citibank, N.A., not in its individual capacity but solely as trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Notes, the A-2 Notes, the A-3 Notes and the A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

The Issuing Entity shall pay interest on overdue installments of interest at the A-1 Note Rate to the extent lawful.

Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against: (i) the Indenture Trustee or the Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director or employee of: (a) the Indenture Trustee or the Trustee in their individual capacities, (b) any holder of a beneficial interest in the Issuing Entity, the Trustee or the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee or the Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such partner, owner or beneficiary.

It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of federal and State income tax and any other tax measured in whole or in part by income, the Notes qualify as debt. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as debt, except as may be required otherwise in the case of (a) the Depositor or any of its Affiliates (including, without limitation, the Issuing Entity, the Sponsor and the Originator) or (b) any Person in whose hands (or in the hands of any predecessor holder of that Note), pursuant to Treasury regulations promulgated Section 385 of the Code, the Notes would not be treated in their entirety as indebtedness for U.S. federal income tax purposes.

Each Noteholder or holder of an interest in a Class A-1 Note, by acceptance of such Class A-1 Note or such interest therein, agrees to provide to the Indenture Trustee, any Paying Agent or

A-1 (Page 5)

the Issuing Entity, as applicable, the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or holder of an interest in a Class A-1 Note, by acceptance of such Class A-1 Note or such interest therein, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Class A-1 Note that fails to comply with the requirements of the preceding sentence.

Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Seller or the Issuing Entity, or join in any institution against the Seller or the Issuing Entity of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

Each Noteholder or Note Owner, by acceptance of a Note, or in the case of Note Owner, a beneficial interest in the Note, represents that either (a) it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, (iii) any entity whose underlying assets include plan assets of any of the foregoing (each a “Benefit Plan”), or (iv) a governmental plan (as defined in Section 3(32) of ERISA) that is subject to any law substantially similar to ERISA or Section 4975 of the Code or (b) the purchase and holding of the Note, or a beneficial interest therein, will not result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any substantially similar applicable law.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Citibank, N.A., in its individual capacity, any owner of a beneficial interest in the Issuing Entity, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuing Entity. The Holder of this Note by the acceptance hereof, and each Note Owner by the acceptance of a beneficial interest herein, each agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder and Note Owner shall have no claim against any of the foregoing for any deficiency, loss

A-1 (Page 6)

or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuing Entity for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-1 (Page 7)

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	*
Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

A-1 (Page 8)

EXHIBIT A-2
to Indenture

FORM OF A-2 NOTES

REGISTERED	$305,000,000(1)
No. R-1	CUSIP NO. 12664QAB0

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuing Entity or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CNH EQUIPMENT TRUST 2023-A

5.34% CLASS A-2 ASSET BACKED NOTES

CNH Equipment Trust 2023-A, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the “Issuing Entity”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE HUNDRED FIVE MILLION DOLLARS ($305,000,000) partially payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the A-2 Notes pursuant to Section 3.1 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the September 15, 2026 Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. No payments of principal of the Notes will be made until the principal of the A-1 Notes has been paid in full. The Issuing Entity will pay interest on this Note at the A-2 Note Rate, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from the date hereof. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

1 Denominations of $1,000 and in greater whole-dollar denominations in excess thereof.

A-2 (Page 1)

All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-2 (Page 2)

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: ______________, 2023

CNH EQUIPMENT TRUST 2023-A

By:	Wilmington Trust Company, not in its individual capacity but solely as Trustee under the Trust Agreement

By:
Name:
Title:

A-2 (Page 3)

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated: ______________, 2023

CITIBANK, N.A.,
not in its individual capacity but solely
as Indenture Trustee

By:
Name:
Title:

A-2 (Page 4)

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of the Issuing Entity, designated as its 5.34% Class A-2 Asset Backed Notes (herein called the “A-2 Notes” or the “Notes”), all issued under an Indenture dated as of April 1, 2023 (such Indenture, as supplemented or amended, is herein called the “Indenture”) between the Issuing Entity and Citibank, N.A., not in its individual capacity but solely as trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Notes, the A-1 Notes, the A-3 Notes and the A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

The Issuing Entity shall pay interest on overdue installments of interest at the A-2 Note Rate to the extent lawful.

Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against: (i) the Indenture Trustee or the Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director or employee of: (a) the Indenture Trustee or the Trustee in their individual capacities, (b) any holder of a beneficial interest in the Issuing Entity, the Trustee or the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee or the Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such partner, owner or beneficiary.

It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of federal and State income tax and any other tax measured in whole or in part by income, the Notes qualify as debt. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as debt, except as may be required otherwise in the case of (a) the Depositor or any of its Affiliates (including, without limitation, the Issuing Entity, the Sponsor and the Originator) or (b) any Person in whose hands (or in the hands of any predecessor holder of that Note), pursuant to Treasury regulations promulgated Section 385 of the Code, the Notes would not be treated in their entirety as indebtedness for U.S. federal income tax purposes.

Each Noteholder or holder of an interest in a Class A-2 Note, by acceptance of such Class A-2 Note or such interest therein, agrees to provide to the Indenture Trustee, any Paying Agent or

A-2 (Page 5)

the Issuing Entity, as applicable, the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or holder of an interest in a Class A-2 Note, by acceptance of such Class A-2 Note or such interest therein, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Class A-2 Note that fails to comply with the requirements of the preceding sentence.

Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Seller or the Issuing Entity, or join in any institution against the Seller or the Issuing Entity of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

Each Noteholder or Note Owner, by acceptance of a Note, or in the case of Note Owner, a beneficial interest in the Note, represents that either (a) it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, (iii) any entity whose underlying assets include plan assets of any of the foregoing (each a “Benefit Plan”), or (iv) a governmental plan (as defined in Section 3(32) of ERISA) that is subject to any law substantially similar to ERISA or Section 4975 of the Code or (b) the purchase and holding of the Note, or a beneficial interest therein, will not result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any substantially similar applicable law.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Citibank, N.A., in its individual capacity, any owner of a beneficial interest in the Issuing Entity, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuing Entity. The Holder of this Note by the acceptance hereof, and each Note Owner by the acceptance of a beneficial interest herein, each agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the

A-2 (Page 6)

Holder and Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuing Entity for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-2 (Page 7)

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	*
Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

A-2 (Page 8)

EXHIBIT A-3
to Indenture

FORM OF A-3 NOTES

REGISTERED	$275,000,000(1)
No. R-1	CUSIP NO. 12664QAC8

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuing Entity or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CNH EQUIPMENT TRUST 2023-A

4.81% CLASS A-3 ASSET BACKED NOTES

CNH Equipment Trust 2023-A, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the “Issuing Entity”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED SEVENTY-FIVE MILLION DOLLARS ($275,000,000), partially payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the A-3 Notes pursuant to Section 3.1 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the August 15, 2028 Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. Except as provided in Sections 5.4 and 8.2(e) of the Indenture, no payments of principal of the Notes will be made until the principal of the A-2 Notes has been paid in full, and in any case, no payments of principal of the Notes will be made until the principal of the A-1 Notes has been paid in full. The Issuing Entity will pay interest on this Note at the A-3 Note Rate, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from the date hereof. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

(1)        Denominations of $1,000 and in greater whole-dollar denominations in excess thereof.

A-3 (Page 1)

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-3 (Page 2)

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: ______________, 2023

CNH EQUIPMENT TRUST 2023-A

By:	Wilmington Trust Company, not in its individual capacity but solely as Trustee under the Trust Agreement

By:
Name:
Title:

A-3 (Page 3)

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated: ______________, 2023

CITIBANK, N.A.,
not in its individual capacity but solely
as Indenture Trustee

By:
Name:
Title:

A-3 (Page 4)

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of the Issuing Entity, designated as its 4.81% Class A-3 Asset Backed Notes (herein called the “A-3 Notes” or the “Notes”), all issued under an Indenture dated as of April 1, 2023 (such Indenture, as supplemented or amended, is herein called the “Indenture”) between the Issuing Entity and Citibank, N.A., not in its individual capacity but solely as trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Notes, the A-1 Notes, the A-2 Notes, and the A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

The Issuing Entity shall pay interest on overdue installments of interest at the A-3 Note Rate to the extent lawful.

Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against: (i) the Indenture Trustee or the Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director or employee of: (a) the Indenture Trustee or the Trustee in their individual capacities, (b) any holder of a beneficial interest in the Issuing Entity, the Trustee or the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee or the Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such partner, owner or beneficiary.

It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of federal and State income tax and any other tax measured in whole or in part by income, the Notes qualify as debt. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as debt, except as may be required otherwise in the case of (a) the Depositor or any of its Affiliates (including, without limitation, the Issuing Entity, the Sponsor and the Originator) or (b) any Person in whose hands (or in the hands of any predecessor holder of that Note), pursuant to Treasury regulations promulgated Section 385 of the Code, the Notes would not be treated in their entirety as indebtedness for U.S. federal income tax purposes.

Each Noteholder or holder of an interest in a Class A-3 Note, by acceptance of such Class A-3 Note or such interest therein, agrees to provide to the Indenture Trustee, any Paying Agent or

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the Issuing Entity, as applicable, the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or holder of an interest in a Class A-3 Note, by acceptance of such Class A-3 Note or such interest therein, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Class A-3 Note that fails to comply with the requirements of the preceding sentence.

Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Seller or the Issuing Entity, or join in any institution against the Seller or the Issuing Entity of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

Each Noteholder or Note Owner, by acceptance of a Note, or in the case of Note Owner, a beneficial interest in the Note, represents that either (a) it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, (iii) any entity whose underlying assets include plan assets of any of the foregoing (each a “Benefit Plan”), or (iv) a governmental plan (as defined in Section 3(32) of ERISA) that is subject to any law substantially similar to ERISA or Section 4975 of the Code or (b) the purchase and holding of the Note, or a beneficial interest therein, will not result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any substantially similar applicable law.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Citibank, N.A., in its individual capacity, any owner of a beneficial interest in the Issuing Entity, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuing Entity. The Holder of this Note by the acceptance hereof, and each Note Owner by the acceptance of a beneficial interest herein, each agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the

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Holder and Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuing Entity for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	*
Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

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EXHIBIT A-4
to Indenture

FORM OF A-4 NOTES

REGISTERED	$47,010,000(1)
No. R-1	CUSIP NO. 12664QAD6

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuing Entity or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CNH EQUIPMENT TRUST 2023-A

4.77% CLASS A-4 ASSET BACKED NOTES

CNH Equipment Trust 2023-A, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the “Issuing Entity”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FORTY-SEVEN MILLION TEN THOUSAND DOLLARS ($47,010,000) partially payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the A-4 Notes pursuant to Section 3.1 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the October 15, 2030 Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. Except as provided in Sections 5.4 and 8.2(e) of the Indenture, no payments of principal of the Notes will be made until the principal of the A-2 Notes and the A-3 Notes has been paid in full, and in any case, no payments of principal of the Notes will be made until the principal of the A-1 Notes has been paid in full. The Issuing Entity will pay interest on this Note at the A-4 Note Rate, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from the date hereof. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day

(1)        Denominations of $1,000 and in greater whole-dollar denominations in excess thereof.

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months. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: ______________, 2023

CNH EQUIPMENT TRUST 2023-A

By:	Wilmington Trust Company, not in its individual capacity but solely as Trustee under the Trust Agreement

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated: ______________, 2023

CITIBANK, N.A.,
not in its individual capacity but solely
as Indenture Trustee

By:
Name:
Title:

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of the Issuing Entity, designated as its 4.77% Class A-4 Asset Backed Notes (herein called the “A-4 Notes” or the “Notes”), all issued under an Indenture dated as of April 1, 2023 (such Indenture, as supplemented or amended, is herein called the “Indenture”) between the Issuing Entity and Citibank, N.A., not in its individual capacity but solely as trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Notes, the A-1 Notes, the A-2 Notes, and the A-3 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

The Issuing Entity shall pay interest on overdue installments of interest at the A-4 Note Rate to the extent lawful.

Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against: (i) the Indenture Trustee or the Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director or employee of: (a) the Indenture Trustee or the Trustee in their individual capacities, (b) any holder of a beneficial interest in the Issuing Entity, the Trustee or the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee or the Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such partner, owner or beneficiary.

It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of federal and State income tax and any other tax measured in whole or in part by income, the Notes qualify as debt. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as debt, except as may be required otherwise in the case of (a) the Depositor or any of its Affiliates (including, without limitation, the Issuing Entity, the Sponsor and the Originator) or (b) any Person in whose hands (or in the hands of any predecessor holder of that Note), pursuant to Treasury regulations promulgated Section 385 of the Code, the Notes would not be treated in their entirety as indebtedness for U.S. federal income tax purposes.

Each Noteholder or holder of an interest in a Class A-4 Note, by acceptance of such Class A-4 Note or such interest therein, agrees to provide to the Indenture Trustee, any Paying Agent or

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the Issuing Entity, as applicable, the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or holder of an interest in a Class A-4 Note, by acceptance of such Class A-4 Note or such interest therein, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Class A-4 Note that fails to comply with the requirements of the preceding sentence.

Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Seller or the Issuing Entity, or join in any institution against the Seller or the Issuing Entity of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

Each Noteholder or Note Owner, by acceptance of a Note, or in the case of Note Owner, a beneficial interest in the Note, represents that either (a) it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, (iii) any entity whose underlying assets include plan assets of any of the foregoing (each a “Benefit Plan”), or (iv) a governmental plan (as defined in Section 3(32) of ERISA) that is subject to any law substantially similar to ERISA or Section 4975 of the Code or (b) the purchase and holding of the Note, or a beneficial interest therein, will not result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any substantially similar applicable law.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Citibank, N.A., in its individual capacity, any owner of a beneficial interest in the Issuing Entity, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuing Entity. The Holder of this Note by the acceptance hereof, and each Note Owner by the acceptance of a beneficial interest herein, each agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the

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Holder and Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuing Entity for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	*
Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

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EXHIBIT B
to Indenture

FORM OF SECTION 3.9 OFFICER’S CERTIFICATE

Citibank, N.A.
________________________
________________________

Pursuant to Section 3.9 of the Indenture, dated as of April 1, 2023 (the “Indenture”) between CNH Equipment Trust 2023-A (the “Issuing Entity”) and Citibank, N.A., as Indenture Trustee, the undersigned hereby certifies that:

(a)            a review of the activities of the Issuing Entity during the previous fiscal year and of performance under the Indenture has been made under the supervision of the undersigned; and

(b)            to the best knowledge of the undersigned, based on such review, the Issuing Entity has complied with all conditions and covenants under the Indenture throughout such year. [or, if there has been a default in the compliance of any such condition or covenant, this certificate is to specify each such default known to the undersigned and the nature and status thereof]

CNH EQUIPMENT TRUST 2023-A

By:
Name:
Title:

Exhibit B (Page 1)

Schedule P

1.            General. The Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in all of the Issuing Entity’s right, title and interest in, to and under (i) the Receivables, (ii) the security interests in the Financed Equipment granted by Obligors pursuant to the Receivables and (iii) the Sale and Servicing Agreement (including all rights of the Seller under the Purchase Agreement assigned to the Issuing Entity pursuant to the Sale and Servicing Agreement), in each case, in favor of the Indenture Trustee, which, (a) security interest is enforceable upon execution of the Indenture against creditors of and purchasers from the Issuing Entity as such enforceability may be limited by applicable Debtor Relief Laws, now or hereafter in effect, and by general principles of equity (whether considered in a suit at law or in equity), and (b) upon filing of the financing statements described in clause 4 below will be prior to all other Liens.

2.            Characterization. The Receivables constitute “tangible chattel paper” or “electronic chattel paper”, as the case may be, within the meaning of UCC Section 9-102. The rights granted under the agreements described in clause 1(ii) through (iv) constitute “general intangibles” within the meaning of UCC Section 9-102. The Issuing Entity has taken or will take all steps necessary to perfect its security interest in the property securing the Receivables within 10 days of the Closing Date.

3.            Creation. Immediately prior to the grant to the Indenture Trustee pursuant to the Indenture, the Issuing Entity owns and has good and marketable title to, or has a valid security interest in, the Receivables free and clear of any Lien, claim or encumbrance of any Person.

4.            Perfection. The Issuing Entity has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Indenture Trustee under the Indenture in the Receivables. With respect to the Collateral that constitutes tangible chattel paper, the Servicer or a Subservicer, as custodian, received possession of such tangible chattel paper after the Indenture Trustee received a written acknowledgment (which is contained in the Sale and Servicing Agreement) from such custodian that it is acting solely as agent of the Indenture Trustee. With respect to the Receivables that constitute electronic chattel paper, the Servicer, as custodian, has “control” within the meaning of UCC Section 9-105 of such electronic chattel paper. All financing statements filed under this clause 4 contain a statement that “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party”.

5.            Priority. Other than the security interest granted to the Indenture Trustee pursuant to the Indenture, the Issuing Entity has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Issuing Entity has not authorized the filing of and is not aware of any financing statements against the Issuing Entity that include a description of collateral covering the Collateral other than any financing statement (i) relating to the security interest granted to the Indenture Trustee under the Indenture, (ii) that has been terminated or relating to a security interest which has been released, or (iii) that has been granted pursuant to the

Schedule P (Page 1)

terms of the Basic Documents. None of the chattel paper that constitutes or evidences the Collateral has any marks or notations indicating that they have pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee. The Issuing Entity is not aware of any judgment, ERISA or tax lien filings against it.

6.            Survival of Perfection Representations. Notwithstanding any other provision of the Indenture or any other Basic Document, the Perfection Representations contained in this Schedule P shall be continuing, and remain in full force and effect (other than with respect to Reacquired Receivables).

7.            No Waiver. The parties to the Indenture: (i) shall not, without obtaining a confirmation of the then-current rating of the Notes, waive a material breach of any of the representations and warranties in this Schedule P (the “Perfection Representations”); (ii) shall provide the Ratings Agencies with prompt written notice of any material breach of the Perfection Representations, and shall not, without obtaining a confirmation of the then-current rating of the Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a material breach of any of the Perfection Representations.

8.            Servicer to Maintain Perfection and Priority. The Servicer covenants that, in order to evidence the interests of Issuing Entity and the Indenture Trustee under this Agreement, Servicer shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by Issuing Entity) to maintain and perfect, as a first priority interest, the Indenture Trustee’s security interest in the Receivables. Servicer shall, from time to time and within the time limits established by law, prepare and present to the Indenture Trustee for the Indenture Trustee to authorize the Servicer to file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Indenture Trustee’s security interest in the Receivables as a first-priority interest (each a “Filing”). Issuing Entity shall promptly authorize in writing Servicer to, and Servicer shall, effect such Filing under the Uniform Commercial Code without the signature of the Indenture Trustee or Issuing Entity where allowed by applicable law.

Schedule P (Page 2)